
                                AMCAP FUND, INC.

                                     Part B
                      Statement of Additional Information

                                  May 1, 2005
                      (as supplemented April 1, 2006)

This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of AMCAP Fund (the "fund" or
"AMCAP") dated May 1, 2005. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

                                AMCAP Fund, Inc.
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                  213/486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them. They should contact their employers for details.

                               TABLE OF CONTENTS

Item                                                                  Page no.
----                                                                  --------

Financial statements

                              AMCAP Fund -- Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

GENERAL GUIDELINES

..    The fund will invest primarily in stocks of companies domiciled in the
     United States. In determining whether a company is domiciled in the United
     States, the fund's investment adviser will consider the domicile determination of a leading securities index and may also take into account such factors as where the company is legally organized and/or maintains principal corporate offices and/or conducts its principal operations. The fund may invest in non-U.S. securities to a limited extent.

..    The fund may also invest in securities convertible into common stocks, straight debt securities (i.e., not convertible into equity), cash or cash equivalents, U.S. government securities or nonconvertible preferred stocks.

DEBT SECURITIES

..    The fund may invest in debt securities with an investment grade rating by
     Standard & Poor's Corporation or Moody's Investors Service (or unrated but considered to be of equivalent quality).

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objective, strategies and risks."

EQUITY SECURITIES -- Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks.
The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund's ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss.

DEBT SECURITIES -- Debt securities are used by issuers to borrow money.
Generally, issuers pay investors interest and may repay the amount borrowed periodically during the life of the security

                              AMCAP Fund -- Page 2

or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Certain additional risk factors relating to debt securities are discussed below:

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations.
     Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities.

     PAYMENT EXPECTATIONS -- Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund's ability to value accurately or dispose of such debt securities.
     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing
so.

SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS -- The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stocks automatically convert into common stocks. The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities. Certain of these securities will be treated as debt for fund investment limit purposes.

Convertible bonds, convertible preferred stocks and other securities may sometimes be converted, or may automatically convert, into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

                              AMCAP Fund -- Page 3
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U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:

     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds.
     For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     FEDERAL AGENCY SECURITIES BACKED BY "FULL FAITH AND CREDIT" -- The
     securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association (Ginnie Mae),
     the Veterans Administration (VA), the Federal Housing Administration (FHA),
     the Export-Import Bank (Exim Bank), the Overseas Private Investment
     Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small
     Business Administration (SBA).

OTHER FEDERAL AGENCY OBLIGATIONS -- Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation
(Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee
Valley Authority and Federal Farm Credit Bank System.

INVESTING IN VARIOUS COUNTRIES -- Investing outside the United States may involve risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting and legal standards and practices in some countries; changing local, regional and global economic, political and social conditions; expropriation; changes in tax policy;
greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, the investment adviser generally considers a developing country as a country that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product ("GDP") and a low market capitalization to GDP ratio relative to those in the United States and western Europe. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing countries only to a limited extent.

Additional costs could be incurred in connection with the fund's investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

                              AMCAP Fund -- Page 4
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INVESTING IN SMALLER CAPITALIZATION STOCKS -- The fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $2.0 billion at the time of purchase). The investment adviser believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited markets or financial resources, may be dependent for management on one or a few key persons and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.

CASH AND CASH EQUIVALENTS -- These include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits
(asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e)
corporate bonds and notes that mature, or that may be redeemed, in one year or less.

4(2) COMMERCIAL PAPER -- The fund may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the "1933 Act"). 4(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of 4(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(2) commercial paper technically a restricted security under the 1933
Act. In practice, however, 4(2) commercial paper can be resold as easily as any other unrestricted security held by the fund. Accordingly, 4(2) commercial paper has been determined to be liquid under procedures adopted by the fund's board of directors.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.

A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The fund's portfolio turnover rates for the fiscal years ended February 28 or 29, 2005 and 2004 were 16% and 17%, respectively. See "Financial highlights" in the prospectus for the fund's annual portfolio turnover rate for each of the last five fiscal years.

                              AMCAP Fund -- Page 5

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the
Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.

1.   The fund may not invest in:

     (a)   real estate (although it has not been the practice of the fund to make such investments, the fund may invest in the securities of real estate investment trusts);

     (b)   commodities or commodity contracts;

     (c)   companies for the purpose of exercising control or management;

     (d)   the securities of companies which, with their predecessors, have a record of less than three years' continuing operation, if such purchase at the time thereof would cause more than 5% of the value of the fund's total assets to be invested in the securities of such companies;

     (e)   securities which would subject the fund to unlimited liability (such as assessable shares or partnership interests);

     (f)   any securities of another issuer if immediately after and as a result of such purchase (1) the market value of the securities of such other issuer shall exceed 5% of the market value of the total assets of the fund or (2)
           the fund shall own more than 10% of any class of securities or of the outstanding voting securities of such issuer; or

     (g)   any securities if immediately after and as a result of such purchase more than 25% of the market value of the total assets of the fund are invested in securities of companies in any one industry.

2.   The fund may not engage in short sales or margin purchases.

3.   The fund may not lend money or securities. The making of deposits with banks and the purchase of a portion of the issue of bonds, debentures, or other debt securities which are publicly distributed or of a type generally purchased by institutional investors, are not regarded as loans.

4.   The fund may not invest more than 10% of the value of its total assets in securities that are illiquid, nor may it engage in the business of underwriting securities of other issuers.

                              AMCAP Fund -- Page 6

5.   The fund may not borrow in excess of 10% of its total assets taken at cost or pledge its assets taken at market value to an extent greater than 15% of total assets taken at cost. Asset coverage of at least 300% taken at market value must be maintained. No borrowing may be undertaken except as a temporary measure for extraordinary or emergency purposes. (The fund may borrow only from banks. The fund, however, has never borrowed and does not currently anticipate borrowing.)

Investment restriction #1 does not apply to deposits in banks or to the purchase of securities issued or fully guaranteed by the U.S. government (or its agencies or instrumentalities). For purposes of investment restriction #1(g), the fund will not invest 25% or more (rather than "more than 25%") of its total assets in the securities of issuers in the same industry.

Notwithstanding investment restriction #5, the fund has no current intention (at least during the next 12 months) to leverage its assets.

The following policies are non-fundamental policies which may be changed by action of the Board of Directors, without shareholder approval:

1.   The fund may not invest in securities of open-end investment companies except in connection with a merger, consolidation or acquisition of assets.
(Notwithstanding this restriction, if deemed advisable by its officers, compensation paid by the fund to its Directors may be invested in securities of this or other investment companies under a deferred compensation plan adopted by
Directors pursuant to an exemptive order granted by the Securities and Exchange
Commission.)

2.   The fund may invest in securities of closed-end investment companies within the limitations imposed by the 1940 Act. In general, this means that the fund
(i) will not own more than 3% of the outstanding voting stock of a closed-end investment company, (ii) will not invest more than an aggregate of 5% of its total assets in securities issued by closed-end investment companies, and (iii)
together with all other investment companies served by the investment adviser, will not own more than 10% of the outstanding voting stock of a closed-end investment company. Any such purchases will be made only in the open market or as a part of a merger, consolidation, or acquisition of assets, and will not involve commissions or profits to a sponsor or dealer other than customary brokerage commissions.

3.   The fund may not issue senior securities except as permitted under the 1940
Act.

                              AMCAP Fund -- Page 7

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

                                          YEAR FIRST                                          NUMBER OF PORTFOLIOS
                           POSITION        ELECTED                                              WITHIN THE FUND
                           WITH THE       A DIRECTOR       PRINCIPAL OCCUPATION(S) DURING     COMPLEX/2/ OVERSEEN
     NAME AND AGE            FUND       OF THE FUND/1/            PAST FIVE YEARS                 BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
--------------------------------------------------------------------------------------------------------------------

 H. Frederick            Chairman of         1998        Private investor; former President            19
 Christie                the Board                       and CEO, The Mission Group
 Age: 71                 (independent                    (non-utility holding company,
                         and                             subsidiary of Southern California
                         Non-Executive)                  Edison Company)
                         and Director
--------------------------------------------------------------------------------------------------------------------
 Mary Anne Dolan         Director            1998        Founder and President, M.A.D., Inc.            3
 Age: 58                                                 (communications company); former
                                                         Editor-in-Chief, The Los Angeles
                                                                          ---------------
                                                         Herald Examiner
                                                         ---------------
--------------------------------------------------------------------------------------------------------------------
 Martin Fenton           Director            1990        Chairman of the Board, Senior                 16
 Age: 69                                                 Resource Group LLC (development and
                                                         management of senior living
                                                         communities)
--------------------------------------------------------------------------------------------------------------------
 Mary Myers Kauppila     Director            1998        Private investor; Chairman of the              5
 Age: 51                                                 Board and CEO, Ladera Management
                                                         Co. (venture capital and
                                                         agriculture); former owner and
                                                         President, Energy Investment, Inc.
--------------------------------------------------------------------------------------------------------------------
 William H. Kling        Director            2006        President, American Public Media               8
 Age: 64                                                 Group
--------------------------------------------------------------------------------------------------------------------
 Bailey Morris-Eck       Director            1999        Director and Programming Chair,                3
 Age: 60                                                 WYPR Baltimore/Washington (public
                                                         radio station); Senior Adviser
                                                         (London), Financial News; Senior
                                                                   --------------
                                                         Fellow, Institute for International
                                                         Economics
--------------------------------------------------------------------------------------------------------------------
 Kirk P. Pendleton       Director            1986        Chairman of the Board and CEO,                 6
 Age: 65                                                 Cairnwood, Inc. (venture capital
                                                         investment)
--------------------------------------------------------------------------------------------------------------------
 Olin C. Robison         Director            1998        President Emeritus of the Salzburg             3
 Age: 68                                                 Seminar; President Emeritus,
                                                         Middlebury College
--------------------------------------------------------------------------------------------------------------------
 Steven B. Sample        Director            1999        President, University of Southern              2
 Age: 64                                                 California
--------------------------------------------------------------------------------------------------------------------

                          OTHER DIRECTORSHIPS/3/ HELD
     NAME AND AGE                  BY DIRECTOR
--------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
---------------------------------------------------------

 H. Frederick            Ducommun Incorporated;
 Christie                IHOP Corporation;
 Age: 71                 Southwest Water Company
--------------------------------------------------------
 Mary Anne Dolan         None
 Age: 58
--------------------------------------------------------
 Martin Fenton           None
 Age: 69
--------------------------------------------------------
 Mary Myers Kauppila     None
 Age: 51
--------------------------------------------------------
 William H. Kling        Irwin Financial Corporation
 Age: 64
--------------------------------------------------------
 Bailey Morris-Eck       The Nevis Fund, Inc.
 Age: 60
--------------------------------------------------------
 Kirk P. Pendleton       None
 Age: 65
--------------------------------------------------------
 Olin C. Robison         American Shared Hospital
 Age: 68                 Services
--------------------------------------------------------
 Steven B. Sample        UNOVA, Inc.;
 Age: 64                 William Wrigley Jr. Company
--------------------------------------------------------

                              AMCAP Fund -- Page 8


                                                          PRINCIPAL OCCUPATION(S) DURING
                                           YEAR FIRST          PAST FIVE YEARS AND
                                            ELECTED               POSITIONS HELD           NUMBER OF PORTFOLIOS
                           POSITION        A DIRECTOR        WITH AFFILIATED ENTITIES        WITHIN THE FUND
                           WITH THE      AND/OR OFFICER    OR THE PRINCIPAL UNDERWRITER    COMPLEX/2/ OVERSEEN
     NAME AND AGE            FUND        OF THE FUND/1/            OF THE FUND                 BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/4,5/
-----------------------------------------------------------------------------------------------------------------

 R. Michael Shanahan     Vice Chairman        1986        Chairman of the Board, Capital            2
 Age: 66                 and Director                     Research and Management
                                                          Company; Director, American
                                                          Funds Distributors, Inc.*;
                                                          Non-Executive Chair, The
                                                          Capital Group Companies,
                                                          Inc.*; Chairman of the Board,
                                                          Capital Management Services,
                                                          Inc.*; Director, Capital
                                                          Strategy Research, Inc.*
-----------------------------------------------------------------------------------------------------------------
 Claudia P.              President and     1992-1994      Senior Vice President, Capital            1
 Huntington              Director             1996        Research and Management
 Age: 53                                                  Company; Director, The Capital
                                                          Group Companies, Inc.*
-----------------------------------------------------------------------------------------------------------------

                          OTHER DIRECTORSHIPS/3/ HELD
     NAME AND AGE                 BY DIRECTOR
------------------------------------------------------
 "INTERESTED" DIRECTORS/4,5/
-------------------------------------------------------

 R. Michael Shanahan     None
 Age: 66
------------------------------------------------------
 Claudia P.              None
 Huntington
 Age: 53
------------------------------------------------------

                              AMCAP Fund -- Page 9


                                                                                    PRINCIPAL OCCUPATION(S) DURING
                              POSITION         YEAR FIRST ELECTED                 PAST FIVE YEARS AND POSITIONS HELD
                              WITH THE             AN OFFICER                          WITH AFFILIATED ENTITIES
    NAME AND AGE                FUND             OF THE FUND/1/                OR THE PRINCIPAL UNDERWRITER OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------

 Timothy D. Armour          Senior Vice               1996         Executive Vice President and Director, Capital Research and
 Age: 44                     President                             Management Company; Director, The Capital Group Companies,
                                                                   Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga, Jr.         Senior Vice               1994         Executive Vice President and Director, Capital Research and
 Age: 56                     President                             Management Company; Director, The Capital Group Companies, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 Barry S.                  Vice President             2006         Vice President, Capital Research Company*
 Crosthwaite
 Age: 47
-----------------------------------------------------------------------------------------------------------------------------------
 Brady L. Enright          Vice President             2002         Senior Vice President, Capital Research Company*
 Age: 38
-----------------------------------------------------------------------------------------------------------------------------------
 Joanna F. Jonsson         Vice President             1998         Senior Vice President, Capital Research Company*; Director, The
 Age: 41                                                           Capital Group Companies, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 C. Ross Sappenfield       Vice President             1999         Vice President, Capital Research and Management Company; Vice
 Age: 39                                                           President, Capital Research Company*
-----------------------------------------------------------------------------------------------------------------------------------
 Vincent P. Corti            Secretary                1998         Vice President - Fund Business Management Group, Capital
 Age: 49                                                           Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Karl C. Grauman             Treasurer                2006         Vice President - Fund Business Management Group, Capital
 Age: 34                                                           Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Jeffrey P. Regal       Assistant Treasurer           2003         Vice President - Fund Business Management Group, Capital
 Age: 33                                                           Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------

* Company affiliated with Capital Research and Management Company.
1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American
 Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those of the American Funds) that are held by each Director as a director of a public company or a registered investment company.
4 "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and
 Management Company, or affiliated entities (including the fund's principal underwriter).
5 All of the officers listed, except Barry S. Crosthwaite and C. Ross
 Sappenfield, are officers and/or Directors/Trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET,
55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.

                             AMCAP Fund -- Page 10


FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2004

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY DIRECTOR
-------------------------------------------------------------------------------

 "NON-INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 H. Frederick Christie         Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Mary Anne Dolan               Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Martin Fenton                 Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Mary Myers Kauppila            $1 - $10,000               Over $100,000
-------------------------------------------------------------------------------
 William H. Kling                 None/3/                  Over $100,000
-------------------------------------------------------------------------------
 Bailey Morris-Eck              $1 - $10,000               Over $100,000
-------------------------------------------------------------------------------
 Kirk P. Pendleton           $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 Olin C. Robison             $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 Steven B. Sample              Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/2/
-------------------------------------------------------------------------------
 Claudia P. Huntington         Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 R. Michael Shanahan           Over $100,000               Over $100,000
-------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
 $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The amounts listed for "interested" Directors include shares owned through The Capital Group
 Companies, Inc. retirement plan and 401(k) plan.
2 "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and
 Management Company, or affiliated entities (including the fund's principal underwriter).
3 Mr. Kling was elected Director on March 15, 2006. The dollar range of shares owned on March 20, 2006 was $10,001 - $50,000.

DIRECTOR COMPENSATION -- No compensation is paid by the fund  to any officer or
Director who is a director, officer or employee of the investment adviser  or its affiliates. The fund typically pays each Director who is not an "interested person" within the meaning of the 1940 Act (a "Non-interested Director") an annual fee of $14,000. If the aggregate annual fees paid to a Non-interested
Director by all funds advised by the investment adviser is less than $50,000, that Non-interested Director would be eligible for a $50,000 alternative fee.
This alternative fee is paid by those funds for which the Non-interested
Director serves as a director on a pro-rata basis according to each fund's relative share of the annual fees that it would typically pay. The alternative fee reflects the significant time and labor commitment required for a director to oversee even one fund. A Non-interested Director who is chairman of the board
(an "independent chair") also receives an additional annual fee of $25,000, paid in equal portions by the fund and the funds whose boards and committees typically meet jointly with those of the fund. The fund pays to its independent chair an attendance fee (as described below) for each meeting of a committee of the Board of Directors attended as a non voting ex-officio member.

                             AMCAP Fund -- Page 11

In addition, the fund generally pays to Non-interested Directors fees of (a)
$2,500 for each Board of Directors meeting attended and (b) $1,500 for each meeting attended as a member of a committee of the Board of Directors.

Non-interested Directors also receive attendance fees of (a) $2,500 for each director seminar or information session organized by the investment adviser, (b)
$1,500 for each joint audit committee meeting with all other audit committees of funds advised by the investment adviser and (c) $500 for each meeting of the board or committee chairs of other funds advised by the investment adviser. The fund and the other funds served by each Non-interested Director each pay an equal portion of these attendance fees.

The Nominating Committee of the Board of Directors, a Committee comprised exclusively of Non-interested Directors, reviews Director compensation periodically, and typically recommends adjustments every other year. In making its recommendations, the Nominating Committee considers a number of factors, including operational, regulatory and other developments affecting the complexity of the Board's oversight obligations, as well as comparative industry data.

No pension or retirement benefits are accrued as part of fund expenses. The
Non-interested Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the investment adviser.

                             AMCAP Fund -- Page 12

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED FEBRUARY 28, 2005

                                                                                                     TOTAL COMPENSATION (INCLUDING
                                                                          AGGREGATE COMPENSATION          VOLUNTARILY DEFERRED
                                                                          (INCLUDING VOLUNTARILY            COMPENSATION/1/)
                                                                         DEFERRED COMPENSATION/1/)     FROM ALL FUNDS MANAGED BY
                                 NAME                                          FROM THE FUND        CAPITAL RESEARCH AND MANAGEMENT
----------------------------------------------------------------------------------------------------  COMPANY OR ITS AFFILIATES/2/
                                                                                                    --------------------------------

 H. Frederick Christie/3/                                                         $22,474                       $298,415
------------------------------------------------------------------------------------------------------------------------------------
 Mary Anne Dolan                                                                   25,500                        121,500
------------------------------------------------------------------------------------------------------------------------------------
 Martin Fenton/3/                                                                  25,374                        246,620
------------------------------------------------------------------------------------------------------------------------------------
 Mary Myers Kauppila/3/                                                            26,000                        164,500
------------------------------------------------------------------------------------------------------------------------------------
 William H. Kling                                                                  None/4/                       156,249
------------------------------------------------------------------------------------------------------------------------------------
 Bailey Morris-Eck/3/                                                              26,834                        121,000
------------------------------------------------------------------------------------------------------------------------------------
 Kirk P. Pendleton/3/                                                              26,100                        204,249
------------------------------------------------------------------------------------------------------------------------------------
 Olin C. Robison/3/                                                                26,834                        125,000
------------------------------------------------------------------------------------------------------------------------------------
 Steven B. Sample                                                                  27,730                         61,402
------------------------------------------------------------------------------------------------------------------------------------

1 Amounts may be deferred by eligible Directors under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the Directors. Compensation for the fiscal year ended February
 28, 2005, includes earnings on amounts deferred in previous fiscal years.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American
 Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2005 fiscal year for participating Directors is as follows: H. Frederick Christie
 ($89,221), Martin Fenton ($179,226), Mary Myers Kauppila ($184,148), Bailey
 Morris-Eck ($124,068), Kirk P. Pendleton ($293,628) and Olin C. Robison
 ($166,407). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.
4 Mr. Kling was elected Director on March 15, 2006.

As of April 1, 2005, the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

FUND ORGANIZATION AND THE BOARD OF DIRECTORS -- The fund, an open-end, diversified management investment company, was organized as a Delaware corporation in 1966 and reorganized as a Maryland corporation on May 10, 1990.
Although the Board of Directors has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the fund's Board, which meets periodically and performs duties required by applicable state and federal laws.

Under Maryland law, the business affairs of a fund are managed under the direction of the Board of Directors, and all powers of the fund are exercised by or under the authority of the Board except as reserved to the shareholders by law or the fund's charter or by-laws. Maryland law requires each Director to perform his/her duties as a Director, including his/her duties as a member of any Board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

                             AMCAP Fund -- Page 13

Members of the Board who are not employed by the investment adviser or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares, including Class A, B, C, F,
529-A, 529-B, 529-C, 529-E, 529-F, R-1, R-2, R-3, R-4 and R-5 shares. The 529 share classes are available only through CollegeAmerica/(R)/ to investors establishing qualified higher education savings accounts. The R share classes are generally available only to employer-sponsored retirement plans. Class R-5 shares are also available to clients of the Personal Investment Management group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum.

Shares of each class represent an interest in the same investment portfolio.
Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that CollegeAmerica account owners are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's shares, the Virginia College Savings Plan/SM/ will vote any proxies relating to fund shares.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of Board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the Board could be removed by a majority vote.

The fund's Articles of Incorporation and by-laws as well as separate indemnification agreements that the fund has entered into with Directors who are not "interested persons" of the fund, provide in effect that, subject to certain conditions, the fund will indemnify its officers and Directors against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, Directors are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

COMMITTEES OF THE BOARD OF DIRECTORS -- The fund has an Audit Committee comprised of H. Frederick Christie, Martin Fenton, Bailey Morris-Eck, Kirk P.
Pendleton and Olin C. Robison, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee provides oversight regarding the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the fund's independent registered public accounting firm and the full Board of Directors. Five Audit
Committee meetings were held during the 2005 fiscal year.

                             AMCAP Fund -- Page 14

The fund has a Contracts Committee comprised of H. Frederick Christie, Mary Anne
Dolan, Martin Fenton, Mary Myers Kauppila, William H. Kling, Bailey Morris-Eck,
Kirk P. Pendleton, Olin C. Robison and Steven B. Sample, none of whom is an
"interested person" of the fund within the meaning of the 1940 Act. The
Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser's affiliates, such as the
Investment Advisory and Service Agreement, Principal Underwriting Agreement,
Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters.
One Contracts Committee meeting was held during the 2005 fiscal year.

The fund has a Nominating Committee comprised of Mary Anne Dolan, Mary Myers
Kauppila and Steven B. Sample, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full
Board of Directors. The Committee also evaluates, selects and nominates independent Director candidates to the full Board of Directors. While the
Committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the fund, addressed to the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. Two Nominating Committee meetings were held during the 2005 fiscal year.

PROXY VOTING PROCEDURES AND GUIDELINES -- The fund and its investment adviser have adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the fund, other American Funds, Endowments and
American Funds Insurance Series. Certain American Funds have established separate proxy committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by a committee of the investment adviser under authority delegated by those funds' Boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.

All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. After reviewing the summary, one or more research analysts familiar with the company and industry make a voting recommendation on the proxy proposals. A second recommendation is made by a proxy coordinator (a senior investment professional) based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy committee members are alerted to the potential conflict. The proxy committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

                             AMCAP Fund -- Page 15

The Guidelines, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.

On August 31 of each year, each fund is required to file Form N-PX containing its complete voting record for the 12 months ended the preceding June 30. The fund's voting record for the 12 months ended June 30, 2004 is available on the
American Funds website at americanfunds.com and on the SEC's website at
www.sec.gov.

The following summary sets forth the general positions of the American Funds,
Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds website.

     DIRECTOR MATTERS -- The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.

PRINCIPAL FUND SHAREHOLDERS -- The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on April 1, 2005. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

                             AMCAP Fund -- Page 16

                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------

 Edward D. Jones & Co.                               Class A        14.61%
 201 Progress Parkway                                Class B         5.89
 Maryland Heights, MO 63043-3009
----------------------------------------------------------------------------
 MLPF&S For the Sole Benefit of Its Customers        Class C        17.63
 4800 Deer Lake Drive East, Floor 2                  Class R-3      10.28
 Jacksonville, FL 32246-6484
----------------------------------------------------------------------------
 Citigroup Global Markets, Inc.                      Class C         7.85
 333 W. 34th Street
 New York, NY 10001-2402
----------------------------------------------------------------------------
 Dean Witter Reynolds                                Class C         6.58
 3 Harborside Plaza, 6th Floor
 Jersey City, NJ 07311-3907
----------------------------------------------------------------------------
 Charles Schwab & Co., Inc.                          Class F        12.75
 101 Montgomery Street
 San Francisco, CA 94104-4122
----------------------------------------------------------------------------
 Nationwide Trust Company FSB                        Class R-3       6.69
 P.O. Box 182029
 Columbus, OH 43218-2029
----------------------------------------------------------------------------
 Transamerica Life Insurance & Annuity Co. 401K      Class R-3       6.20
 P.O. Box 30368
 Los Angeles, CA 90030-0368
----------------------------------------------------------------------------
 Chase Manhattan Bank NA TTEE                        Class R-4      12.06
 Ethan Allen 401K EE SVGS PL & TR
 P.O. Box 419784
 Kansas City, MO 64141-6784
----------------------------------------------------------------------------
 T. Rowe Price TTEE                                  Class R-4       7.67
 Centurytel, Inc. 401K
 4515 Painters Mill Road
 Owings Mills, MD 21117-4903
----------------------------------------------------------------------------
 Fidelity Investments Institutional Operations Co.   Class R-5      26.11
 100 Magellan Way, KWIC
 Covington, KY 41015-1999
----------------------------------------------------------------------------
 MAC & Co.                                           Class R-5      25.80
 Boehringer Ingelheim Corp. 401K
 P.O. Box 3198
 Pittsburgh, PA 15230-3198
----------------------------------------------------------------------------
 Capital Group Master Retirement Plan                Class R-5      10.98
 c/o Capital Guardian Trust Company
 333 S. Hope Street, Floor 49
 Los Angeles, CA 90071
----------------------------------------------------------------------------

                             AMCAP Fund -- Page 17

INVESTMENT ADVISER -- Capital Research and Management Company, the investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, DC, London, Geneva,
Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope
Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA
92821. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. The investment adviser manages equity assets for the American Funds through two divisions.
These divisions generally function separately from each other with respect to investment research activities and they make investment decisions for the funds on a separate basis.

POTENTIAL CONFLICTS OF INTEREST -- The investment adviser has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio counselor's management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio counselor compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, the investment adviser believes that all issues relating to potential material conflicts of interest involving the fund and its other managed funds and accounts have been addressed.

COMPENSATION OF INVESTMENT PROFESSIONALS -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage. Portfolio counselors and investment analysts may manage assets in other mutual funds advised by Capital Research and
Management Company. Portfolio counselors and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns to relevant benchmarks over both the most recent year and a four-year rolling average, with the greatest weight placed on the four-year rolling average. For portfolio counselors, benchmarks may include measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise.
Capital Research and Management Company also separately compensates analysts for the quality of their research efforts. The benchmarks against which AMCAP Fund portfolio counselors are measured include: S&P 500 and Lipper Growth Funds Index
(adjusted).

PORTFOLIO COUNSELOR FUND HOLDINGS AND OTHER MANAGED ACCOUNTS -- As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage a portion of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

                             AMCAP Fund -- Page 18

THE FOLLOWING TABLE REFLECTS INFORMATION AS OF FEBRUARY 28, 2005:

                                             NUMBER             NUMBER
                                            OF OTHER           OF OTHER           NUMBER
                                           REGISTERED           POOLED           OF OTHER
                                           INVESTMENT         INVESTMENT         ACCOUNTS
                                        COMPANIES (RICS)    VEHICLES (PIVS)        THAT
                                              THAT               THAT            PORTFOLIO
                                            PORTFOLIO          PORTFOLIO         COUNSELOR
                         DOLLAR RANGE       COUNSELOR          COUNSELOR          MANAGES
                           OF FUND           MANAGES            MANAGES         (ASSETS OF
      PORTFOLIO             SHARES       (ASSETS OF RICS    (ASSETS OF PIVS   OTHER ACCOUNTS
      COUNSELOR            OWNED/1/      IN BILLIONS)/2/     IN BILLIONS)     IN BILLIONS)/3/
-----------------------------------------------------------------------------------------------

 R. Michael Shanahan         Over         3      $189.9/4/       None               None
                          $1,000,000
------------------------------------------------------------------------------------------------
 Claudia P.              $500,001 --      4      $75.8/4/    1     $0.010/5/        None
 Huntington               $1,000,000
------------------------------------------------------------------------------------------------
 Timothy D. Armour       $500,001 --      3      $139.0/4/   1     $0.010/5/        None
                          $1,000,000
------------------------------------------------------------------------------------------------
 Brady L. Enright           $1 --         None                   None               None
                           $10,000
------------------------------------------------------------------------------------------------
 C. Ross Sappenfield     $100,001 --      3      $171.5/4/       None               None
                           $500,000
------------------------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
 $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -
 $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 Indicates fund(s) where the Portfolio Counselor also has significant responsibilities for the day to day management of the fund(s).
3 Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.
4 Assets noted are the total net assets of the registered investment companies and are not indicative of the total assets managed by the individual, which is a substantially lower amount.
5 Represents a fund sub-advised by Capital Research and Management Company and sold in Canada. Assets noted represent the total net assets of the fund and are not indicative of the total assets managed by the individual, which will be a substantially lower amount.
INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service
Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until March 31, 2007, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The
Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).

                             AMCAP Fund -- Page 19

In considering the renewal of the Agreement each year, the Contracts Committee of the Board of Directors evaluates information provided by the investment adviser in accordance with Section 15(c) of the 1940 Act and presents its recommendations to the full Board of Directors. That information typically relates to: the nature, extent and quality of the investment adviser's services;
the fund's investment results on an absolute basis and as compared with various indices and peer funds; the fund's advisory fee and other expenses on absolute basis and as compared with various indices and peer funds, as well as other funds advised by the investment adviser; financial information concerning the investment adviser, including profitability comparisons with certain publicly-held mutual fund managers; information with respect to the sharing of economies of scale; compliance and regulatory matters; fees charged by the investment adviser's affiliates to institutional clients; and investment adviser compliance, regulatory and personnel matters. In preparation for its most recent meeting, the Committee reviewered such information in advance. At the meeting, the members of the Committee discussed the information with representatives of the investment adviser, posed questions, requested additional information concerning various matters and consulted in executive session with independent counsel to the fund's independent directors.

In recommending the Agreement's renewal for the current period, the Committee gave consideration to a wide variety of factors, including, among others, the fund's historical investment results both on an absolute basis and relative to select peer groups; the fund's relatively low advisory fees and total expense ratio (both measured as a percentage of the fund's net assets) in comparison with peer funds; and the experience and quality of the investment adviser and its advisory and administrative personnel who render services to the fund. Based on their consideration of these and other matters, the Committee and the Board concluded that the advisory fees and other expenses of the fund are fair and that shareholders have received reasonable value in return for paying such fees and expenses.

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund's executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund's offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's plans of distribution (described below); legal and auditing expenses;
compensation, fees and expenses paid to Directors unaffiliated with the investment adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

                             AMCAP Fund -- Page 20

The Agreement provides for monthly fees, accrued daily, based on the following annual rates and net asset levels:

                                Net asset level

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------

         0.485%                 $ 0                        $ 1 billion
------------------------------------------------------------------------------
         0.385                    1 billion                  2 billion
------------------------------------------------------------------------------
         0.355                    2 billion                  3 billion
------------------------------------------------------------------------------
         0.335                    3 billion                  5 billion
------------------------------------------------------------------------------
         0.32                     5 billion                  8 billion
------------------------------------------------------------------------------
         0.31                     8 billion                 13 billion
------------------------------------------------------------------------------
         0.30                    13 billion                 21 billion
------------------------------------------------------------------------------
         0.295                   21 billion                 27 billion
------------------------------------------------------------------------------
         0.29                    27 billion
------------------------------------------------------------------------------

The Agreement provides for a management fee reduction to the extent that the annual ordinary operating expenses of the fund's Class A shares exceed 1% of the fund's average net assets. Expenses which are not subject to these limitations are interest, taxes and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. To the extent the fund's management fee must be waived due to Class
A share expense ratios exceeding the expense limitations described above, management fees will be reduced similarly for all classes of shares of the fund, or other Class A fees will be waived in lieu of management fees.

For the fiscal year ended February 28, 2005, the investment adviser was entitled to receive from the fund management fees of $53,852,000. As a result of the management fee waiver described below, for the year ended February 28, 2005, the fee shown on the accompanying financial statements of $53,852,000 was reduced by
$1,419,000 to $52,433,000. For the fiscal years ended February 29 and 28, 2004 and 2003, management fees paid by the fund amounted to $37,447,000 and
$27,649,000, respectively.

For the period from September 1, 2004 until March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. Beginning April 1, 2005, this waiver increased to 10% of the management fees that it is otherwise entitled to receive and will continue at this level until further review. As a result of this waiver, management fees will be reduced similarly for all classes of shares of the fund.

ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the
"Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F, R and 529 shares will continue in effect until March
31, 2007, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not

                             AMCAP Fund -- Page 21

parties to the Administrative Agreement or interested persons (as defined in the
1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of Directors who are not interested persons of the fund. The investment adviser has the right to terminate the Administrative
Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).

Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class
C and F shares, and all Class R and 529 shares. The investment adviser contracts with third parties, including American Funds Service Company, the fund's
Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates and oversees the activities performed by third parties providing such services. For Class R-1 and R-2 shares, the investment adviser has agreed to pay a portion of these fees. For the year ended February
28, 2005, the total fees paid by the investment adviser were $387,000.

As compensation for its services, the investment adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American
Funds Service Company. The investment adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets for each applicable share class, except Class R-5 shares. For Class R-5 shares, the administrative services fee is paid monthly, accrued daily and calculated at the annual rate of 0.10% of the average net assets of Class R-5 shares.

During the 2005 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

                                             ADMINISTRATIVE SERVICES FEE
------------------------------------------------------------------------------

               CLASS C                               $1,870,000
------------------------------------------------------------------------------
               CLASS F                                1,964,000
------------------------------------------------------------------------------
             CLASS 529-A                                285,000
------------------------------------------------------------------------------
             CLASS 529-B                                 94,000
------------------------------------------------------------------------------
             CLASS 529-C                                116,000
------------------------------------------------------------------------------
             CLASS 529-E                                 18,000
------------------------------------------------------------------------------
             CLASS 529-F                                  8,000
------------------------------------------------------------------------------
              CLASS R-1                                  37,000
------------------------------------------------------------------------------
              CLASS R-2                               1,146,000
------------------------------------------------------------------------------
              CLASS R-3                                 674,000
------------------------------------------------------------------------------
              CLASS R-4                                 175,000
------------------------------------------------------------------------------
              CLASS R-5                                 176,000
------------------------------------------------------------------------------

                             AMCAP Fund -- Page 22

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds Distributors,
Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los
Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500
Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard,
Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.

The Principal Underwriter receives revenues from sales of the fund's shares. For
Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B and 529-B shares, the Principal Underwriter sells the rights to the 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and
529-B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and 529-B shares.
For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class
529-E shares, the fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers. For Class F and 529-F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares. For Class R-1, R-2, R-3 and R-4 shares, the fund pays the
Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class R-1, R-2, R-3 and R-4 shares.

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                 COMMISSIONS,        ALLOWANCE OR

                                                                    REVENUE          COMPENSATION

                                           FISCAL YEAR/PERIOD  OR FEES RETAINED       TO DEALERS
-----------------------------------------------------------------------------------------------------

                 CLASS A                          2005            $12,496,000         $56,126,000
                                                  2004              8,601,000          39,346,000
                                                  2003              4,196,000          19,764,000
                 CLASS B                          2005              1,418,000          10,267,000
                                                  2004              1,406,000          11,840,000
                                                  2003              1,499,000           7,739,000
-----------------------------------------------------------------------------------------------------
                 CLASS C                          2005                360,000           4,802,000
                                                  2004                     --           4,536,000
                                                  2003                     --           2,223,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-A                        2005                573,000           2,717,000
                                                  2004                413,000           1,988,000
                                                  2003                246,000           1,185,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-B                        2005                125,000             704,000
                                                  2004                119,000             729,000
                                                  2003                 77,000             540,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-C                        2005                  5,000             290,000
                                                  2004                     --             239,000
                                                  2003                     --             161,000
-----------------------------------------------------------------------------------------------------

                             AMCAP Fund -- Page 23

The fund has adopted plans of distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans
(together with the Principal Underwriting Agreement) have been approved by the full board of Directors and separately by a majority of the Directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting
Agreement. Potential benefits of the Plans to the fund include quality shareholder services; savings to the fund in transfer agency costs; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of
Directors who are not "interested persons" of the fund are committed to the discretion of the Directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of
Directors.

Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made: (a) for Class A shares, up to 0.25% of the average daily net assets attributable to Class A shares; (b) for Class 529-A shares, up to
0.50% of the average daily net assets attributable to Class 529-A shares; (c)
for Class B and 529-B shares, 1.00% of the average daily net assets attributable to Class B and 529-B shares, respectively; (d) for Class C and 529-C shares,
1.00% of the average daily net assets attributable to Class C and 529-C shares, respectively; (e) for Class 529-E shares, up to 0.75% of the average daily net assets attributable to Class 529-E shares; (f) for Class F and 529-F shares,

                             AMCAP Fund -- Page 24

up to 0.50% of the average daily net assets attributable to Class F and 529-F shares; (g) for Class R-1 shares, 1.00% of the average daily net assets attributable to Class R-1 shares; (h) for Class R-2 shares, up to 1.00% of the average daily net assets attributable to Class R-2 shares; (i) for Class R-3 shares, up to 0.75% of the average daily net assets attributable to Class R-3 shares; and (j) for Class R-4 shares, up to 0.50% of its average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for
Class R-5 shares; accordingly, no 12b-1 fees are paid from Class R-5 share assets.

For Class A and 529-A shares: (a) up to 0.25% is reimbursed to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to the amount allowable under the fund's Class
A and 529-A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A and 529-A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with
100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets -- "no load purchases"). Commissions on no load purchases of Class A and 529-A shares, in excess of the Class A and 529-A plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, these commissions are not recoverable.

For Class B and 529-B shares: (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.

For Class C and 529-C shares: (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class 529-E shares: currently (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class F and 529-F shares: currently 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.

For Class R-1 shares: (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including commissions paid to qualified dealers.

For Class R-2 shares: currently (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

                             AMCAP Fund -- Page 25

For Class R-3 shares: currently (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class R-4 shares: currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.

During the 2005 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

                                                         12B-1 LIABILITY
                               12B-1 EXPENSES              OUTSTANDING
------------------------------------------------------------------------------

        CLASS A                 $27,143,000                 $5,092,000
------------------------------------------------------------------------------
        CLASS B                   8,678,000                  1,016,000
------------------------------------------------------------------------------
        CLASS C                  10,533,000                  1,976,000
------------------------------------------------------------------------------
        CLASS F                   3,035,000                    805,000
------------------------------------------------------------------------------
      CLASS 529-A                   248,000                     66,000
------------------------------------------------------------------------------
      CLASS 529-B                   459,000                     57,000
------------------------------------------------------------------------------
      CLASS 529-C                   601,000                    129,000
------------------------------------------------------------------------------
      CLASS 529-E                    53,000                     15,000
------------------------------------------------------------------------------
      CLASS 529-F                    11,000                      3,000
------------------------------------------------------------------------------
       CLASS R-1                    168,000                     53,000
------------------------------------------------------------------------------
       CLASS R-2                  1,372,000                    406,000
------------------------------------------------------------------------------
       CLASS R-3                  1,463,000                    420,000
------------------------------------------------------------------------------
       CLASS R-4                    276,000                     73,000
------------------------------------------------------------------------------

OTHER COMPENSATION TO DEALERS -- As of January 2006, the top dealers that
American Funds Distributors anticipates will receive additional compensation
(as described in the prospectus) include:

     A. G. Edwards & Sons, Inc.
     AIG Advisors Group
     American General Securities Inc.
     Ameritas Investment Corp.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc.
     Cambridge Investment Research, Inc.
     Capital Analysts, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones
     Ferris, Baker Watts, Inc.
     Genworth Financial Securities Corp.
     Hefren-Tillotson, Inc.
     Hornor, Townsend & Kent, Inc.
     ING Advisors Network Inc.
     InterSecurities, Inc./Transamerica Financial Advisors, Inc.
     Investacorp, Inc.
     Janney Montgomery Scott LLC
     Jefferson Pilot Securities Corporation
     JJB Hilliard, WL Lyons, Inc./PNC Bank
     Legg Mason Wood Walker, Inc.
     Lincoln Financial Advisors Corporation
     McDonald Investments Inc./Society National Bank
     Merrill Lynch, Pierce, Fenner & Smith Inc.
     Metlife Enterprises
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     Morgan Stanley DW
     NatCity Investment, Inc.
     National Planning Holdings Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC.
     Pacific Select Distributors Inc.
     Park Avenue Securities LLC
     Piper Jaffray & Co.
     Princor Financial Services
     ProEquities, Inc.
     Raymond James Financial Services/Raymond James & Associates
     RBC Dain Rauscher Inc.
     Robert W. Baird & Co. Inc.
     Securian Financial Services/C.R.I. Securities Inc.
     Securities Service Network Inc.
     Signator Investors, Inc.
     Smith Barney
     Stifel, Nicolaus & Company, Inc.
     The O.N. Equity Sales Company
     UBS Financial Services Inc.
     US Bancorp Investments, Inc.
     Wachovia Securities

                             AMCAP Fund -- Page 26

                      EXECUTION OF PORTFOLIO TRANSACTIONS

As described in the prospectus, the investment adviser places orders with broker-dealers for the fund's portfolio transactions. Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

                             AMCAP Fund -- Page 27

Brokerage commissions paid on portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended
February 28 or 29, 2005, 2004 and 2003 amounted to $6,710,000, $7,780,000 and
$7,880,000. With respect to fixed-income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price. The decrease in the amount of brokerage commissions paid between 2004 and 2005 was primarily due to the decrease in the commissions charged on the portfolio transactions.

The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (b) one of the
10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or
(c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year.

At the end of the fund's most recent fiscal year, the fund's regular broker-dealers included Banc of America Securities, LLC and J.P. Morgan
Securities Inc. As of the fund's fiscal year-end, the fund held debt securities of Bank of America Corp. in the amount of $149,576,000 and JP Morgan Chase & Co.
in the amount of $49,963,000.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The fund's investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund's Board of Directors and compliance will be periodically assessed by the Board in connection with reporting from the fund's Chief Compliance Officer.

Under these policies and procedures, the fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In addition, the fund's list of top
10 equity portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the
American Funds website no earlier than the tenth day after such month. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the
American Funds website. Affiliates of the fund (including the fund's Board members and officers, and certain personnel of the fund's investment adviser and its affiliates) and certain service providers (such as the fund's custodian and outside counsel) who require such information for legitimate business and fund oversight purposes may receive such information earlier.

Affiliated persons of the fund as described above who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to a Code of Ethics, including requirements to maintain the confidentiality of such information, preclear securities trades and report securities transactions activity, as applicable. Third party service providers of the fund receiving such information are subject to confidentiality obligations.

                             AMCAP Fund -- Page 28

When portfolio holdings information is disclosed other than through the American
Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons may be bound by agreements (including confidentiality agreements) that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

The authority to disclose a fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the Investment Committee of the fund's investment adviser. In exercising its authority, the Investment Committee determines whether disclosure of information about the fund's portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings.  For example, the Code of Ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions.  In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties (other than to fund service providers for legitimate business and fund oversight purposes)
until such holdings have been made public on the American Funds website, helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer
Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer
Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day;
Martin Luther King, Jr. Day; Presidents' Day; Good Friday;

                             AMCAP Fund -- Page 29

Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each
share class of the fund has a separately calculated net asset value (and share price).

All portfolio securities of funds managed by Capital Research and Management
Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as follows:

1. Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available;
however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices
(or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. The pricing services base bond prices on, among other things, an evaluation of the yield curve as of approximately
3:00 p.m. New York time. The fund's investment adviser performs certain checks on these prices prior to the fund's net asset value being calculated.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the fund's Board. Subject to Board oversight, the fund's Board has delegated the obligation to make fair valuation determinations to a Valuation Committee established by the fund's investment adviser. The Board receives regular reports describing fair-valued securities and the valuation methods used.

The Valuation Committee has adopted guidelines and procedures (consistent with
SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable, are valued in good faith by the Valuation
Committee based upon what the fund might reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the fair value to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant

                             AMCAP Fund -- Page 30

financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions.

2.   Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

3.   Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A
regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the
Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than that amount.

To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income
(including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the
"distributed amount" for such calendar year. The term "required distribution"
means the sum of (a) 98% of ordinary income (generally net

                             AMCAP Fund -- Page 31

investment income) for the calendar year, (b) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (a)
amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.

The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account.
Please see your tax adviser for more information.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.

Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash, unless such shareholders are exempt from taxation. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account are not taxable currently.

     DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses. To the extent the fund invests in stock of domestic and certain foreign corporations, it may receive "qualified dividends". The fund will designate the amount of
     "qualified dividends" to its shareholders in a notice sent within 60 days of the close of its fiscal year and will report "qualified dividends" to shareholders on Form 1099-DIV.

     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date that is 45 days before the date on which the shares become

                             AMCAP Fund -- Page 32

     ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.

     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount
     (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.

     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as a short-term capital gain.

     CAPITAL GAIN DISTRIBUTIONS -- The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.

SHAREHOLDER TAXATION -- In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

     DIVIDENDS -- Fund dividends are taxable to shareholders as ordinary income.
     Under the 2003 Tax Act, all or a portion of a fund's dividend distribution may be a "qualified dividend." Only fund dividends derived from qualified corporation dividends paid to the

                             AMCAP Fund -- Page 33

     fund after December 31, 2002, and held by the fund for the appropriate holding period, will be distributed to shareholders as qualified dividends.
     Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on Form 1099-DIV the amount of each shareholder's dividend that may be treated as a qualified dividend. If a shareholder meets the requisite holding period requirement, qualified dividends are taxable at a maximum tax rate of 15%.

     CAPITAL GAINS -- Distributions of the excess of net long-term capital gains over net short-term capital losses that the fund properly designates as
     "capital gain dividends" generally will be taxable as long-term capital gain. Regardless of the length of time the shares of the fund have been held by a shareholder, a capital gain distribution by the fund is subject to a maximum tax rate of 15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.

Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the
Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt
U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable,

                             AMCAP Fund -- Page 34

any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and
U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C
OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F
SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE COLLEGEAMERICA PROGRAM
DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO
COLLEGEAMERICA ACCOUNTS. SHAREHOLDERS HOLDING SHARES THROUGH AN ELIGIBLE
RETIREMENT PLAN SHOULD CONTACT THEIR PLAN'S ADMINISTRATOR OR RECORDKEEPER FOR
INFORMATION REGARDING PURCHASES, SALES AND EXCHANGES.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:

     CONTACTING YOUR FINANCIAL ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- for initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application.
     Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent account statement and mailing the form, along with a check made payable to the fund, using the envelope provided with your account statement.

     BY TELEPHONE -- using the American FundsLine. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY INTERNET -- using americanfunds.com. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

                             AMCAP Fund -- Page 35

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           ABA Routing No. 121000248
           Account No. 4600-076178

     Your bank should include the following information when
                    wiring funds:

           For credit to the account of:
           American Funds Service Company
           (fund's name)

           For further credit to:
           (shareholder's fund account number)
           (shareholder's name)

     You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.
The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3.0% of the outstanding shares of the fund without the consent of a majority of the fund's Board.

Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. The R share classes are generally available only to employer-sponsored retirement plans. Class R-5 shares are also available to clients of the Personal Investment Management group of Capital Guardian Trust
Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum. In addition, the American
Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. The fund and the Principal Underwriter reserve the right to reject any purchase order.

PURCHASE MINIMUMS AND MAXIMUMS -- All investments are subject to the purchase minimums and maximums described in the prospectus. Purchase minimums may be waived or reduced in certain cases. For accounts established with an automatic investment plan, the initial purchase minimum of $250 may be waived if the purchases (including purchases through exchanges from another fund) made under the plan are sufficient to reach $250 within five months of account establishment.

The initial purchase minimum of $25 may be waived for the
following account types:

     .    Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

     .    Employer-sponsored CollegeAmerica accounts.

                             AMCAP Fund -- Page 36

The following account types may be established without meeting the initial purchase minimum:

     .     Retirement accounts that are funded with employer contributions; and

     .     Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

     .    Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or
          (d) required minimum distribution automatic exchanges; and

     .    American Funds money market fund accounts registered in the name of clients of Capital Guardian Trust Company's Personal Investment
          Management group.

EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of The Cash Management
Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American
FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see
"Shareholder account services and privileges" below. THESE TRANSACTIONS HAVE THE
SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

Shares held in employer-sponsored retirement plans may be exchanged into other
American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" above).

FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions.

OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified,

                             AMCAP Fund -- Page 37

American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

MOVING BETWEEN SHARE CLASSES

     AUTOMATIC CONVERSIONS -- As described more fully in the prospectus, Class
     B, 529-B and C shares automatically convert to Class A, 529-A and F shares, respectively, after a certain period from the purchase date.

     MOVING FROM CLASS B TO CLASS A SHARES -- Under the right of reinvestment policy as described in the prospectus, if you redeem Class B shares during the contingent deferred sales charge period, you may reinvest the proceeds in Class A shares without paying a Class A sales charge if you notify
     American Funds Service Company and the reinvestment occurs within 90 days after the date of redemption. If you redeem your Class B shares after the contingent deferred sales charge period and with the redemption proceeds you purchase Class A shares, you are still responsible for paying any applicable Class A sales charges.

     MOVING FROM CLASS C TO CLASS A SHARES -- If you redeem Class C shares and with the redemption proceeds purchase Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

     MOVING FROM CLASS F TO CLASS A SHARES -- You can redeem Class F shares held in a qualified fee-based program and with the redemption proceeds purchase
     Class A shares without paying an initial Class A sales charge if all of the following are met: (a) you are leaving or have left the fee-based program,
     (b) you have held the Class F shares in the program for at least one year, and (c) you notify American Funds Service Company and purchase the Class A shares within 90 days after redeeming the Class F shares.

     MOVING FROM CLASS A TO CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to redeem your Class A shares and with the redemption proceeds purchase Class F shares for the program, any Class A sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

                                 SALES CHARGES

CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES -- As described in the prospectus, certain purchases of Class A shares are not subject to a sales charge. Additional information regarding certain of such purchases is described below.

     EMPLOYER-SPONSORED RETIREMENT PLANS

     As noted in the prospectus, employer-sponsored retirement plans are not eligible to purchase Class A shares without a sales charge, or establish a statement of intention to do so, unless they currently invest in Class A shares. Individual 403(b) plans may be treated as employer-sponsored plans for sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if: (a) the American Funds are principal investment options; (b) the employer facilitates the enrollment process by, for

                             AMCAP Fund -- Page 38

     example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund
     Administration Unit, or by his or her designee, Class A shares of the
     American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1)  current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

     (2)  current registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees
          (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the
          Eligible Persons or the spouses, children or parents of the Eligible
          Persons are listed in the account registration with the
          parents-in-law) of dealers who have sales agreements with the
          Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (3)  current registered investment advisers ("RIAs") and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively,
          "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible persons, their spouses, parents and/or children;

     (4)  companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7)  The Capital Group Companies, Inc., its affiliated companies and
          Washington Management Corporation;

     (8)  an individual or entity with a substantial business relationship with
          The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

                             AMCAP Fund -- Page 39

     (9)  wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The
          Capital Group Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the
          Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

     EDWARD JONES FREE SWITCH PROGRAM

     Eligible clients of broker-dealer Edward Jones may purchase Class A shares at net asset value under the terms of the Edward Jones Free Switch program.
     The program applies to purchases initiated within the 90-day period beginning August 19, 2005, and ending November 16, 2005, at 3:00 p.m.
     Central time. The fund's Board has determined that it would be in the best interests of the fund and its shareholders and desirable to have the fund participate in the program.

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments
(other than IRA rollover assets that roll over at no sales charge under the fund's IRA rollover policy as described in the prospectus and statement of additional information) are paid to dealers at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million and 0.25%
on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares.
Additional information about Class A sales charge reductions is provided below.

     STATEMENT OF INTENTION -- By establishing a statement of intention (the
     "Statement"), you enter into a nonbinding commitment to purchase shares of
     American Funds non-money market funds over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

                             AMCAP Fund -- Page 40

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the
     Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the
     13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below) may be credited toward satisfying the Statement.

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing
     American Funds investments (other than shares representing direct purchases of money market funds) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the
     13-month period are added to the figure determined above. The sum is the
     Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined.
     There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

                             AMCAP Fund -- Page 41

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

     .    individual-type employee benefit plan(s), such as an IRA, 403(b) plan
          (see exception below) or single-participant Keogh-type plan;

     .    business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);
     .
          trust accounts established by you or your immediate family (For trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary;
          each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

     .    endowments or foundations established and controlled by you or your immediate family; or

     .
          CollegeAmerica accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .    for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .
          made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above;

     .    for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .    for nonprofit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation), or any endowments or foundations established and controlled by the organization; or

     .    for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see "Class A purchases not subject to sales charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your
     Class A sales charge by combining purchases of all classes of shares in the
     American Funds, as well as individual holdings in Endowments, American
     Legacy variable annuity contracts

                             AMCAP Fund -- Page 42

     and variable life insurance policies. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of
     American Funds money market funds are excluded.
     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as your holdings in
     Endowments, to determine your sales charge on investments in accounts eligible to be aggregated. Subject to your investment dealer's or recordkeeper's capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the
     "market value") or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the "cost value"). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, the value of accounts held in nominee or street name are not eligible for calculation at cost value and instead will be calculated at market value for purposes of rights of accumulation.

     The value of all of your holdings in accounts established in calendar year
     2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

     When determining your American Funds Class A sales charge, if you are not an employer-sponsored retirement plan, you may also take into account the market value (as of the end of the week prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies. An employer-sponsored retirement plan may also take into account the market value of its investments in American Legacy Retirement Investment Plans.
     Direct purchases of American Funds money market funds are excluded. If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and American Legacy accounts.

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or postpurchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

                             AMCAP Fund -- Page 43

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below)
annually (the "12% limit"):

     .    Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     .    Redemptions through a systematic withdrawal plan (SWP) (see "Automatic withdrawals" under "Shareholder account services and privileges"
          below). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a
          SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

     For purposes of this paragraph, "account" means:

     .in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of
          American Funds money market funds are excluded);

     .in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     .in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus.
For example, CDSC waivers will not be allowed on redemptions of Class 529-B and
529-C shares due to termination of CollegeAmerica; a determination by the
Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or the Virginia College Savings
Plan eliminating the fund as an option for additional investment within
CollegeAmerica.

                    ROLLOVERS FROM RETIREMENT PLANS TO IRAS

As noted in the prospectus, assets from retirement plans may be invested in
Class A, B, C or F shares through an IRA rollover. Rollovers invested in Class A shares from retirement plans will be subject to applicable sales charges. The following rollovers to Class A shares will be made at no sales charge:

..    Rollovers to IRAs from 403(b) plans with Capital Bank and Trust Company as custodian; and

                             AMCAP Fund -- Page 44

..    Rollovers to IRAs that are attributable to American Funds investments, if they meet the following three requirements:

     --   The retirement plan from which assets are being rolled over is part of an American Funds proprietary retirement plan program (such as
          PlanPremier,/(R)/ Recordkeeper Direct/(R)/ or Recordkeeper
          Connect/(R)/) or is a plan whose participant subaccounts are serviced by American Funds Service Company.

     --   The plan's assets were invested in American Funds at the time of distribution.

     --   The plan's assets are rolled over to an American Funds IRA with
          Capital Bank and Trust Company as custodian.

IRA rollover assets that roll over at no sales charge as described above will not be subject to a contingent deferred sales charge and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. IRA rollover assets that are not attributable to American Funds investments, as well as future contributions to the IRA, will be subject to sales charges and the terms and conditions generally applicable to Class A share investments as described in the prospectus and statement of additional information if invested in Class A shares.

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service
Company directly, any such request must be signed by the registered shareholders.

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the National
Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from money market funds be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

                             AMCAP Fund -- Page 45

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for
Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest ($50 minimum)
and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer
Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds
Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1)  the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

(2)  if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3)  if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

                             AMCAP Fund -- Page 46

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American
Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

AUTOMATIC WITHDRAWALS -- For all share classes, except the R and 529 classes of shares, you may automatically withdraw shares from any of the American Funds.
You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.

Withdrawal payments are not to be considered as dividends, yield or income.
Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the
Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.

AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares or your most recent account transaction; redeem shares
(up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using
americanfunds.com. To use American FundsLine, call 800/325-3590 from a
TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in
"Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services.
However, if you are not currently authorized to do so, you may complete an
American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including
americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) that may be incurred in connection with the exercise of these privileges.

                             AMCAP Fund -- Page 47

Generally, all shareholders are automatically eligible to use these services.
However, you may elect to opt out of these services by writing the Transfer
Agent (you may also reinstate them at any time by writing the Transfer Agent).
If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

CHECKWRITING -- You may establish check writing privileges for Class A shares
(but not Class 529-A shares) of American Funds money market funds. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account.
These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card.

REDEMPTION OF SHARES -- The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund's Articles of
Incorporation permit payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of the fund's Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by contacting the Transfer Agent.
Certificates are not available for the 529 or R share classes.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as
Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to subcustodial arrangements in non-U.S. banks or non-U.S.
branches of U.S. banks.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 135 South State College Boulevard, Brea, CA 92821-5823. American
Funds Service Company was paid a fee of $13,228,000 for Class A shares and
$1,027,000 for Class B shares for the 2005 fiscal year.

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds

                             AMCAP Fund -- Page 48

Service Company. These services are rendered under agreements with American
Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- Deloitte & Touche LLP, 695 Town
Center Drive, Costa Mesa, California 92626, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and
Exchange Commission. The financial statements included in this statement of additional information from the annual report have been so included in reliance on the report of Deloitte & Touche LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.
The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the Board of Directors.

INDEPENDENT LEGAL COUNSEL -- O'Melveny & Myers LLP, 400 South Hope Street, Los
Angeles, CA 90071, serves as counsel for the fund and for Directors who are not
"interested persons" (as defined by the 1940 Act) of the fund in their capacities as such. Certain legal matters in connection with the capital shares offered by the prospectus have been passed upon for the fund by O'Melveny &
Myers LLP. Counsel does not provide legal services to the fund's investment adviser or any of its affiliated companies or control persons. A determination with respect to the independence of the fund's "independent legal counsel" will be made at least annually by the independent Directors of the fund, as prescribed by the 1940 Act and related rules.

PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on February 28 or 29. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

CODES OF ETHICS -- The fund and Capital Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

LEGAL PROCEEDINGS -- On February 16, 2005, the NASD filed an administrative complaint against the Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell

                             AMCAP Fund -- Page 49

securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement.

On March 24, 2005, the investment adviser and Principal Underwriter filed a complaint against the Attorney General of the State of California in Los Angeles
County Superior Court. The complaint alleged that the Attorney General threatened to take enforcement actions against the investment adviser and
Principal Underwriter that are without merit and preempted by federal law. On the same day, following the filing of the investment adviser's and Principal
Underwriter's complaint, the Attorney General of the State of California filed a complaint against the Principal Underwriter and investment adviser. Filed in Los
Angeles County Superior Court, the Attorney General's complaint alleged violations of certain sections of the California Corporations Code with respect to so-called "revenue sharing" disclosures in mutual fund prospectuses and statements of additional information. On November 22, 2005, the Los Angeles
Superior Court dismissed the Attorney General's complaint. On February 7, 2006, the Attorney General filed a notice that he intends to appeal the Superior
Court's decision to California's Court of Appeal for the Second Appellate
District.

The investment adviser and Principal Underwriter believe that the likelihood that these matters could have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform their contracts with the fund is remote. The SEC is conducting a related investigation as of the date of this statement of additional information. The investment adviser and Principal Underwriter are cooperating fully. In addition, a class action lawsuit has been filed in the U.S. District Court, Central District of
California, relating to these matters. Although the suit was dismissed in its entirety, an amended complaint relating to management fees has been filed. The investment adviser believes that this suit is without merit and will defend itself vigorously. Further updates on these issues will be available on the
American Funds website (americanfunds.com) under "American Funds regulatory matters."

OTHER INFORMATION -- The financial statements including the investment portfolio and the report of the fund's independent registered public accounting firm contained in the annual report are included in this statement of additional information. The following information is not included in the annual report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE
PER SHARE FOR CLASS A SHARES -- FEBRUARY 28, 2005

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $18.02
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $19.12

                             AMCAP Fund -- Page 50

FUND NUMBERS -- Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/, or when making share transactions:

                                                                            FUND NUMBERS
                                                                 ------------------------------------
FUND                                                             CLASS A  CLASS B  CLASS C   CLASS F
-----------------------------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .     002      202      302       402
American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . .     011      211      311       411
American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . .     003      203      303       403
Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . .     012      212      312       412
Capital World Growth and Income Fund/SM/ . . . . . . . . . . .     033      233      333       433
EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . .     016      216      316       416
Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . .     010      210      310       410
The Growth Fund of America/(R)/  . . . . . . . . . . . . . . .     005      205      305       405
The Income Fund of America/(R)/  . . . . . . . . . . . . . . .     006      206      306       406
The Investment Company of America/(R)/ . . . . . . . . . . . .     004      204      304       404
The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . .     014      214      314       414
New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . .     007      207      307       407
New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . .     036      236      336       436
SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . .     035      235      335       435
Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . .     001      201      301       401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/  . . . . . . . .     040      240      340       440
American High-Income Trust/SM/ . . . . . . . . . . . . . . . .     021      221      321       421
The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . .     008      208      308       408
Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . .     031      231      331       431
Intermediate Bond Fund of America/SM/  . . . . . . . . . . . .     023      223      323       423
Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . .     043      243      343       443
The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . .     019      219      319       419
The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . .     020      220      320       420
The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . .     024      224      324       424
The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . .     025      225      325       425
U.S. Government Securities Fund/SM/  . . . . . . . . . . . . .     022      222      322       422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/  . . . . . . . . . .     009      209      309       409
The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . .     039      N/A      N/A       N/A
The U.S. Treasury Money Fund of America/SM/  . . . . . . . . .     049      N/A      N/A       N/A
___________
*Qualified for sale only in certain jurisdictions.

                             AMCAP Fund -- Page 51

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund  . . . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund  . . . .    1011     1211     1311     1511      1411
American Mutual Fund  . . . . .    1003     1203     1303     1503      1403
Capital Income Builder  . . . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund  . . . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund . . . .    1016     1216     1316     1516      1416
Fundamental Investors . . . . .    1010     1210     1310     1510      1410
The Growth Fund of America  . .    1005     1205     1305     1505      1405
The Income Fund of America  . .    1006     1206     1306     1506      1406
The Investment Company of
America . . . . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund  . . . . .    1014     1214     1314     1514      1414
New Perspective Fund  . . . . .    1007     1207     1307     1507      1407
New World Fund  . . . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund . . . . . .    1035     1235     1335     1535      1435
Washington Mutual Investors Fund
  . . . . . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust  . .    1021     1221     1321     1521      1421
The Bond Fund of America  . . .    1008     1208     1308     1508      1408
Capital World Bond Fund . . . .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America . . . . . . . . . . . .    1023     1223     1323     1523      1423
U.S. Government Securities Fund    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America . . . . . . . . . . . .    1009     1209     1309     1509      1409

                             AMCAP Fund -- Page 52

                                                    FUND NUMBERS
                                       ----------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                                    R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . . . . .    2102    2202    2302    2402     2502
American Balanced Fund . . . . . . .    2111    2211    2311    2411     2511
American Mutual Fund . . . . . . . .    2103    2203    2303    2403     2503
Capital Income Builder . . . . . . .    2112    2212    2312    2412     2512
Capital World Growth and Income Fund    2133    2233    2333    2433     2533
EuroPacific Growth Fund  . . . . . .    2116    2216    2316    2416     2516
Fundamental Investors  . . . . . . .    2110    2210    2310    2410     2510
The Growth Fund of America . . . . .    2105    2205    2305    2405     2505
The Income Fund of America . . . . .    2106    2206    2306    2406     2506
The Investment Company of America  .    2104    2204    2304    2404     2504
The New Economy Fund . . . . . . . .    2114    2214    2314    2414     2514
New Perspective Fund . . . . . . . .    2107    2207    2307    2407     2507
New World Fund . . . . . . . . . . .    2136    2236    2336    2436     2536
SMALLCAP World Fund  . . . . . . . .    2135    2235    2335    2435     2535
Washington Mutual Investors Fund . .    2101    2201    2301    2401     2501
BOND FUNDS
American High-Income Municipal Bond
Fund . . . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2540
American High-Income Trust . . . . .    2121    2221    2321    2421     2521
The Bond Fund of America . . . . . .    2108    2208    2308    2408     2508
Capital World Bond Fund  . . . . . .    2131    2231    2331    2431     2531
Intermediate Bond Fund of America  .    2123    2223    2323    2423     2523
Limited Term Tax-Exempt Bond Fund of
America. . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2543
The Tax-Exempt Bond Fund of America      N/A     N/A     N/A     N/A     2519
The Tax-Exempt Fund of California* .     N/A     N/A     N/A     N/A     2520
The Tax-Exempt Fund of Maryland* . .     N/A     N/A     N/A     N/A     2524
The Tax-Exempt Fund of Virginia* . .     N/A     N/A     N/A     N/A     2525
U.S. Government Securities Fund  . .    2122    2222    2322    2422     2522
MONEY MARKET FUNDS
The Cash Management Trust of America    2109    2209    2309    2409     2509
The Tax-Exempt Money Fund of America     N/A     N/A     N/A     N/A     2539
The U.S. Treasury Money Fund of
America  . . . . . . . . . . . . . .    2149    2249    2349    2449     2549
___________
*Qualified for sale only in certain
jurisdictions.

                             AMCAP Fund -- Page 53

                                    APPENDIX

The following descriptions of debt security ratings are based on information provided by Moody's Investors Service and Standard & Poor's Corporation.

                          DESCRIPTION OF BOND RATINGS

MOODY'S
LONG-TERM RATING DEFINITIONS

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                             AMCAP Fund -- Page 54

STANDARD & POOR'S
LONG-TERM ISSUE CREDIT RATINGS

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated
BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment.

                             AMCAP Fund -- Page 55

C
The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                             AMCAP Fund -- Page 56

[logo - AMERICAN FUNDS (r)]

AMCAP FUND
INVESTMENT PORTFOLIO

February 28, 2005

                                                                                                                        Market value
Common stocks -- 81.12%                                                                                      Shares            (000)

CONSUMER DISCRETIONARY -- 20.93%
Lowe's Companies, Inc.                                                                                    7,100,000      $   417,338
Target Corp.                                                                                              5,475,000          278,240
Best Buy Co., Inc.                                                                                        4,925,000          266,049
Time Warner Inc.(1)                                                                                      11,647,500          200,686
Liberty Media Corp., Class A(1)                                                                          18,200,000          184,548
Carnival Corp., units                                                                                     3,335,200          181,368
Harley-Davidson Motor Co.                                                                                 2,871,900          177,713
Kohl's Corp.(1)                                                                                           3,625,000          173,529
Outback Steakhouse, Inc.(2)                                                                               3,710,000          166,616
IAC/InterActiveCorp(1)                                                                                    7,270,000          163,575
Johnson Controls, Inc.                                                                                    2,690,000          158,979
Ross Stores, Inc.                                                                                         5,175,000          144,900
Michaels Stores, Inc.                                                                                     4,010,000          127,879
Comcast Corp., Class A, special nonvoting stock(1)                                                        2,500,000           79,650
Comcast Corp., Class A(1)                                                                                 1,200,000           39,060
Brinker International, Inc.(1)                                                                            2,725,000          103,168
Garmin Ltd.                                                                                               1,998,600          102,428
Williams-Sonoma, Inc.(1)                                                                                  2,880,300           99,918
Gentex Corp.                                                                                              2,700,000           91,557
Dollar General Corp.                                                                                      4,250,000           90,227
Walt Disney Co.                                                                                           3,000,000           83,820
Sonic Corp.(1)                                                                                            2,450,000           82,540
Panera Bread Co., Class A(1)                                                                              1,480,000           79,121
Starbucks Corp.(1)                                                                                        1,470,000           76,161
CarMax, Inc.(1)                                                                                           2,000,000           66,000
Clear Channel Communications, Inc.                                                                        1,950,000           64,896
eBay Inc.(1)                                                                                              1,400,000           59,976
Interpublic Group of Companies, Inc.(1)                                                                   3,634,000           47,751
Liberty Media International, Inc., Class A(1)                                                             1,048,058           45,308
International Game Technology                                                                               850,000           25,891
Gap, Inc.                                                                                                   850,000           18,130
                                                                                                                           3,897,022

HEALTH CARE -- 15.69%
WellPoint, Inc.(1)                                                                                        2,911,900          355,427
Express Scripts, Inc.(1)                                                                                  2,900,000          218,341
Medtronic, Inc.                                                                                           3,920,000          204,310
HCA Inc.                                                                                                  4,305,000          203,239
Medco Health Solutions, Inc.(1)                                                                           4,375,000          194,338
Forest Laboratories, Inc.(1)                                                                              4,025,000          171,867
Eli Lilly and Co.                                                                                         2,840,000          159,040
Guidant Corp.                                                                                             1,960,000          143,844
Biogen Idec Inc.(1)                                                                                       3,372,500          130,347
Medicis Pharmaceutical Corp., Class A(2)                                                                  3,625,000          125,208
Lincare Holdings Inc.(1)                                                                                  3,000,000          121,740
Bristol-Myers Squibb Co.                                                                                  4,225,000          105,752
St. Jude Medical, Inc.(1)                                                                                 2,652,800          103,724
Caremark Rx, Inc.(1)                                                                                      2,700,000          103,356
Amgen Inc.(1)                                                                                             1,615,000           99,500
Becton, Dickinson and Co.                                                                                 1,650,000           98,786
AmerisourceBergen Corp.                                                                                   1,600,000           95,840
Cephalon, Inc.(1)                                                                                         1,500,000           73,605
IDEXX Laboratories, Inc.(1)                                                                               1,314,200           72,872
Genentech, Inc.(1)                                                                                          600,000           28,320
Barr Pharmaceuticals, Inc.(1)                                                                               500,000           23,870
Abbott Laboratories                                                                                         500,000           22,995
Applera Corp. - Applied Biosystems Group                                                                  1,000,000           20,540
Henry Schein, Inc.(1)                                                                                       250,000           18,085
ResMed Inc(1)                                                                                               300,000           17,685
Kinetic Concepts, Inc.(1)                                                                                   100,800            6,575
Schering-Plough Corp.                                                                                       139,100            2,636
                                                                                                                           2,921,842

INFORMATION TECHNOLOGY -- 13.40%
First Data Corp.                                                                                          6,919,825          283,851
Microsoft Corp.                                                                                           7,820,000          196,908
Cisco Systems, Inc.(1)                                                                                    9,829,300          171,226
Applied Materials, Inc.(1)                                                                                8,450,000          147,875
Analog Devices, Inc.                                                                                      3,150,000          115,668
Texas Instruments Inc.                                                                                    4,050,000          107,204
Automatic Data Processing, Inc.                                                                           2,400,000          103,104
Google Inc., Class A(1)                                                                                     500,000           93,995
Intuit Inc.(1)                                                                                            2,154,300           92,204
Symbol Technologies, Inc.                                                                                 4,500,000           79,785
Xilinx, Inc.                                                                                              2,500,000           75,500
Microchip Technology Inc.                                                                                 2,500,000           68,650
National Instruments Corp.                                                                                2,343,750           66,938
Linear Technology Corp.                                                                                   1,700,000           66,402
Sanmina-SCI Corp.(1)                                                                                     11,850,000           65,767
Solectron Corp.(1)                                                                                       13,140,000           65,043
Sabre Holdings Corp., Class A                                                                             2,888,800           60,896
Altera Corp.(1)                                                                                           2,850,000           59,109
Jabil Circuit, Inc.(1)                                                                                    2,287,000           58,799
Yahoo! Inc.(1)                                                                                            1,811,200           58,447
Intersil Corp., Class A                                                                                   3,400,000           57,324
Paychex, Inc.                                                                                             1,600,000           51,088
NAVTEQ Corp.(1)                                                                                           1,122,100           49,036
Ceridian Corp.(1)                                                                                         2,400,000           43,800
Maxim Integrated Products, Inc.                                                                           1,000,000           43,020
EMC Corp.(1)                                                                                              3,350,000           42,411
Power Integrations, Inc.(1,2)                                                                             1,850,000           39,294
Oracle Corp.(1)                                                                                           3,000,000           38,730
KLA-Tencor Corp.(1)                                                                                         700,000           34,587
Rogers Corp.(1)                                                                                             750,000           34,245
Cadence Design Systems, Inc.(1)                                                                           1,685,800           23,230
                                                                                                                           2,494,136

FINANCIALS -- 8.35%
Fannie Mae                                                                                                5,715,000          334,099
American International Group, Inc.                                                                        4,615,000          308,282
Capital One Financial Corp.                                                                               3,401,200          260,804
Freddie Mac                                                                                               2,300,000          142,600
Wells Fargo & Co.                                                                                         2,020,000          119,948
M&T Bank Corp.                                                                                              959,230           94,973
MBNA Corp.                                                                                                2,700,000           68,499
Independence Community Bank Corp.                                                                         1,656,000           65,925
Bank of New York Co., Inc.                                                                                1,740,000           52,635
City National Corp.                                                                                         510,000           34,910
Southwest Bancorporation of Texas, Inc.                                                                   1,400,000           26,670
Fidelity National Financial, Inc.                                                                           600,000           26,544
Arthur J. Gallagher & Co.                                                                                   600,000           17,916
                                                                                                                           1,553,805

INDUSTRIALS -- 6.93%
Precision Castparts Corp.                                                                                 2,620,000          197,181
Robert Half International Inc.                                                                            6,500,000          189,605
United Parcel Service, Inc., Class B                                                                      2,100,000          162,729
General Dynamics Corp.                                                                                    1,540,000          162,239
Southwest Airlines Co.                                                                                    9,765,000          135,246
General Electric Co.                                                                                      3,750,000          132,000
Avery Dennison Corp.                                                                                      1,744,200          105,873
FedEx Corp.                                                                                                 790,000           77,246
ChoicePoint Inc.(1)                                                                                       1,000,000           40,300
United Technologies Corp.                                                                                   400,000           39,952
Jacobs Engineering Group Inc.(1)                                                                            500,200           28,001
Education Management Corp.(1)                                                                               700,000           20,524
                                                                                                                           1,290,896

CONSUMER STAPLES -- 5.50%
Avon Products, Inc.                                                                                       4,080,000          174,502
Altria Group, Inc.                                                                                        2,500,000          164,125
PepsiCo, Inc.                                                                                             2,715,000          146,230
Walgreen Co.                                                                                              2,850,000          122,066
Dean Foods Co.(1)                                                                                         2,300,000           79,465
Anheuser-Busch Companies, Inc.                                                                            1,545,000           73,310
Costco Wholesale Corp.                                                                                    1,500,000           69,885
Wal-Mart Stores, Inc.                                                                                     1,000,000           51,610
Constellation Brands, Inc., Class A(1)                                                                      915,000           48,980
Gillette Co.                                                                                                700,000           35,175
Procter & Gamble Co.                                                                                        600,000           31,854
Performance Food Group Co.(1)                                                                             1,010,000           27,411
                                                                                                                           1,024,613

ENERGY -- 5.35%
Devon Energy Corp.                                                                                        5,970,000          279,336
Smith International, Inc.(1)                                                                              2,715,000          174,466
Apache Corp.                                                                                              2,150,000          135,192
Schlumberger Ltd.                                                                                         1,590,000          119,966
Noble Corp.                                                                                               1,823,400          104,061
FMC Technologies, Inc.(1)                                                                                 2,735,000           94,467
ENSCO International Inc.                                                                                  1,100,000           44,308
Pogo Producing Co.                                                                                          900,000           43,749
                                                                                                                             995,545

TELECOMMUNICATION SERVICES -- 1.23%
Telephone and Data Systems, Inc.                                                                          1,575,000          137,812
CenturyTel, Inc.                                                                                          2,690,000           90,492
                                                                                                                             228,304

MATERIALS -- 0.95%
Sealed Air Corp.(1)                                                                                       1,200,000           62,724
International Flavors & Fragrances Inc.                                                                   1,500,000           61,935
Cambrex Corp.                                                                                             1,300,000           29,497
Vulcan Materials Co.                                                                                        400,000           23,144
                                                                                                                             177,300

UTILITIES -- 0.19%
Duke Energy Corp.                                                                                         1,299,000           35,060

MISCELLANEOUS -- 2.60%
Other common stocks in initial period of acquisition                                                                         483,858

TOTAL COMMON STOCKS (COST: $11,916,060,000)                                                                               15,102,381

                                                                                                   Principal amount
Short-term securities -- 19.06%                                                                                (000)

Federal Home Loan Bank 2.32%-2.525% due 3/4-4/15/2005                                                      $214,900          214,519
U.S. Treasury Bills 2.123%-2.275% due 3/10-4/7/2005                                                         182,800          182,559
Coca-Cola Co. 2.45%-2.55% due 3/21-4/14/2005                                                                164,300          163,897
Wal-Mart Stores Inc. 2.41%-2.50% due 3/8-4/12/2005(3)                                                       150,500          150,225
Variable Funding Capital Corp. 2.52%-2.66% due 3/4-4/21/2005(3)                                             150,000          149,657
Bank of America Corp. 2.51%-2.61% due 4/6-4/11/2005                                                         150,000          149,576
DuPont (E.I.) de Nemours & Co. 2.30%-2.52% due 3/3-3/30/2005                                                147,107          146,921
Clipper Receivables Co., LLC 2.51%-2.53% due 3/9-3/30/2005(3)                                               145,000          144,820
Preferred Receivables Funding Corp. 2.48%-2.56% due 3/16-3/28/2005(3)                                        90,000           89,865
J.P. Morgan Chase & Co. 2.45% due 3/11/2005                                                                  50,000           49,963
CAFCO, LLC 2.45%-2.50% due 3/10-3/21/2005(3)                                                                 76,400           76,314
Ciesco LLC 2.40% due 3/2/2005                                                                                50,000           49,993
Wells Fargo & Co. 2.45%-2.50% due 3/1-3/15/2005                                                             120,000          120,000
Freddie Mac 2.38%-2.45% due 3/14-3/22/2005                                                                  109,050          108,922
Three Pillars Funding, LLC 2.53%-2.54% due 3/1-3/18/2005(3)                                                 106,278          106,215
IBM Credit Corp. 2.32% due 3/7/2005                                                                          50,000           49,977
IBM Capital Inc. 2.53% due 3/24/2005(3)                                                                      50,000           49,916
International Bank for Reconstruction and Development 2.31% due 3/16/2005                                   100,000           99,887
Exxon Asset Management Co. 2.48% due 3/22-3/23/2005(3)                                                      100,000           99,845
FCAR Owner Trust I 2.46%-2.60% due 3/8-4/13/2005                                                            100,000           99,795
Procter & Gamble Co. 2.37%-2.77% due 3/14-5/25/2005(3)                                                       99,700           99,431
BellSouth Corp. 2.49%-2.50% due 3/29-4/1/2005(3)                                                             95,000           94,800
Edison Asset Securitization LLC 2.45% due 3/18-3/23/2005(3)                                                  61,180           61,093
General Electric Capital Services, Inc. 2.40% due 3/8/2005                                                   20,800           20,789
Hewlett-Packard Co. 2.51%-2.66% due 3/15-4/25/2005(3)                                                        75,000           74,770
New Center Asset Trust Plus 2.51%-2.61% due 3/9-4/18/2005                                                    70,000           69,813
Gannett Co. 2.44%-2.57% due 3/8-4/19/2005(3)                                                                 65,700           65,599
Anheuser-Busch Cos. Inc. 2.30%-2.39% due 3/9-3/11/2005(3)                                                    65,000           64,956
Triple-A One Funding Corp. 2.51%-2.54% due 3/22-3/28/2005(3)                                                 61,382           61,276
Abbott Laboratories Inc. 2.50%-2.57% due 3/23-4/5/2005(3)                                                    52,800           52,684
Caterpillar Financial Services Corp. 2.48%-2.49% due 3/21-3/28/2005                                          51,400           51,315
Colgate-Palmolive Co. 2.48%-2.53% due 3/1-3/30/2005(3)                                                       50,568           50,513
Fannie Mae 2.42% due 3/22/2005                                                                               50,000           49,933
ChevronTexaco Funding Corp. 2.47% due 3/28/2005                                                              50,000           49,904
3M Co. 2.35%-2.61% due 3/1-4/20/2005                                                                         46,905           46,796
SBC Communications Inc. 2.37% due 3/7/2005(3)                                                                46,000           45,979
Tennessee Valley Authority 2.32%-2.34% due 3/3-3/17/2005                                                     34,000           33,983
American Express Credit Corp. 2.50% due 3/21/2005                                                            30,000           29,956
USAA Capital Corp. 2.47% due 3/2/2005                                                                        25,000           24,997
First Data Corp. 2.49% due 3/3/2005                                                                          25,000           24,995
Eli Lilly and Co. 2.47% due 3/8/2005(3)                                                                      25,000           24,986
NetJets Inc. 2.36% due 3/18/2005(3)                                                                          25,000           24,970
Hershey Foods Corp. 2.51% due 3/31/2005(3)                                                                   25,000           24,946
Harvard University 2.51% due 4/8/2005                                          .                             25,000           24,932
Federal Farm Credit Banks 2.36% due 3/23/2005                                                                21,500           21,468
Medtronic Inc. 2.44% due 3/10/2005(3)                                                                        20,000           19,986
PepsiCo Inc. 2.49% due 3/3/2005(3)                                                                           17,600           17,596
Harley-Davidson Funding Corp. 2.55% due 4/7/2005(3)                                                          11,650           11,619

TOTAL SHORT-TERM SECURITIES (COST: $3,546,891,000)                                                                         3,546,951

TOTAL INVESTMENT SECURITIES (COST: $15,462,951,000)                                                                       18,649,332
OTHER ASSETS LESS LIABILITIES                                                                                               (33,076)

NET ASSETS                                                                                                               $18,616,256

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

(1)  Security did not produce income during the last 12 months.

(2)  Represents an affiliated company as defined under the Investment Company
     Act of 1940.

(3)  Restricted security that can be resold only to institutional investors.  In practice,  these  securities are typically as liquid as  unrestricted  securities  in the  portfolio.  The total value of all restricted securities was $1,662,062,000, which represented 8.93% of the net assets of the fund.

See Notes to Financial Statements

FINANCIAL STATEMENTS

Statement of assets and liabilities
at February 28, 2005                                                     (dollars and shares in thousands, except per-share amounts)

ASSETS:
 Investment securities at market:
  Unaffiliated issuers (cost: $15,172,310)                                                $18,318,214
  Affiliated issuers (cost: $290,641)                                                         331,118              $18,649,332
 Cash                                                                                                                       93
 Receivables for:
  Sales of fund's shares                                                                       63,206
  Dividends and interest                                                                       11,726                   74,932
                                                                                                                    18,724,357
LIABILITIES:
 Payables for:
  Purchases of investments                                                                     70,878
  Repurchases of fund's shares                                                                 19,470
  Investment advisory services                                                                  4,427
  Services provided by affiliates                                                              11,977
  Deferred Directors' compensation                                                              1,274
  Other fees and expenses                                                                          75                  108,101
NET ASSETS AT FEBRUARY 28, 2005                                                                                    $18,616,256

NET ASSETS CONSIST OF:
 Capital paid in on shares of capital stock                                                                        $15,192,598
 Distributions in excess of net investment income                                                                       (1,274)
 Undistributed net realized gain                                                                                       238,551
 Net unrealized appreciation                                                                                         3,186,381
NET ASSETS AT FEBRUARY 28, 2005                                                                                    $18,616,256

TOTAL AUTHORIZED CAPITAL STOCK - 2,000,000 SHARES, $1.00 PAR VALUE (1,038,488 TOTAL SHARES OUTSTANDING)

                                                                  Net assets       Shares outstanding   Net asset value per share(1)

Class A                                                           $13,349,583             740,954                  $18.02
Class B                                                               984,127              56,294                  17.48
Class C                                                             1,262,346              72,583                  17.39
Class F                                                             1,512,752              84,303                  17.94
Class 529-A                                                           224,211              12,463                  17.99
Class 529-B                                                            56,021               3,187                  17.58
Class 529-C                                                            76,277               4,336                  17.59
Class 529-E                                                            13,583                 761                  17.85
Class 529-F                                                             5,732                 319                  17.99
Class R-1                                                              23,489               1,328                  17.69
Class R-2                                                             245,170              13,881                  17.66
Class R-3                                                             421,517              23,606                  17.86
Class R-4                                                             167,797               9,329                  17.99
Class R-5                                                             273,651              15,144                  18.07

(1)  Maximum offering price and redemption price per share were equal to the net asset  value  per share for all share  classes,  except  for  classes A and
     529-A,  for which the  maximum  offering  prices per share were  $19.12 and
     $19.09, respectively.

See Notes to Financial Statements

STATEMENT OF OPERATIONS for the year ended February 28, 2005

INVESTMENT INCOME:
 Income:                                                                                                      (dollars in thousands)
  Dividends (also includes $2,039 from affiliates)                                       $123,213
  Interest                                                                                 47,978                 $171,191

 Fees and expenses:
  Investment advisory services                                                             53,852
  Distribution services                                                                    54,040
  Transfer agent services                                                                  14,255
  Administrative services                                                                   6,854
  Reports to shareholders                                                                     431
  Registration statement and prospectus                                                     1,091
  Postage, stationery and supplies                                                          1,791
  Directors' compensation                                                                     312
  Auditing and legal                                                                          182
  Custodian                                                                                   111
  State and local taxes                                                                       124
  Other                                                                                       127
  Total expenses before reimbursement/waiver                                              133,170
   Reimbursement/waiver of expenses                                                         1,806                  131,364
 Net investment income                                                                                              39,827

NET REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS:
 Net realized gain on investments (includes $1,099 net gain from affiliates)                                       442,289
 Net unrealized appreciation on investments                                                                        212,227
  Net realized gain and unrealized appreciation on investments                                                     654,516
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                              $694,343

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS                                                                            (dollars in thousands)

                                                                                        Year ended                Year ended
                                                                                       February 28,              February 29,
                                                                                           2005                      2004
OPERATIONS:
 Net investment income                                                                    $39,827                   $2,194
 Net realized gain on investments                                                         442,289                  106,725
 Net unrealized appreciation on investments                                               212,227                3,125,418
  Net increase in net assets
   resulting from operations                                                              694,343                3,234,337

DIVIDENDS AND DISTRIBUTIONS PAID TO SHAREHOLDERS:
 Dividends from net investment income                                                     (34,346)                  (1,999)
 Distributions from net realized gain on investments                                     (123,204)                       -
  Total dividends and distributions paid to shareholders                                 (157,550)                  (1,999)

CAPITAL SHARE TRANSACTIONS                                                              3,686,135                3,484,267

TOTAL INCREASE IN NET ASSETS                                                            4,222,928                6,716,605

NET ASSETS:
 Beginning of year                                                                     14,393,328                7,676,723
 End of year (including distributions in excess of and undistributed
  net investment income: $(1,274) and $1,418, respectively)                           $18,616,256              $14,393,328

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - AMCAP Fund, Inc. (the "fund") is registered under the Investment
Company Act of 1940 as an open-end, diversified management investment company.
The fund seeks long-term growth of capital by investing in U.S. companies with a record of superior growth.

The fund offers 14 share classes consisting of four retail share classes, five
CollegeAmerica(R) savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C,
529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes
(R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

SHARE CLASS                   INITIAL SALES CHARGE       CONTINGENT DEFERRED SALES        CONVERSION FEATURE
                                                           CHARGE UPON REDEMPTION

Classes A and 529-A            Up to 5.75%                  None (except 1% for                 None
                                                            certain redemptions
                                                            within one year of
                                                            purchase without an
                                                            initial sales charge)

Classes B and 529-B              None                       Declines from 5% to zero            Classes B and 529-B convert to
                                                            for redemptions within              classes A and 529-A,
                                                            six years of purchase               respectively, after eight years

Class C                          None                       1% for redemptions within           Class C converts to Class F
                                                            one year of purchase                after 10 years

Class 529-C                      None                       1% for redemptions within           None
                                                            one year of purchase

Class 529-E                      None                       None                                None

Classes F and 529-F              None                       None                                None

Classes R-1, R-2, R-3,           None                       None                                None
R-4 and R-5

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

CollegeAmerica is a registered trademark of the Virginia College Savings Plan.
(SM)

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of
America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

         SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.
         Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.
         Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities purchased with greater than 60 days to maturity with 60 days or less remaining to maturity is determined based on the market value on the 61st day. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.
         Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's Board of Directors.
         Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions.

CollegeAmerica is a registered trademark of the Virginia College Savings
Plan./sm/

         SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security
         transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

         CLASS ALLOCATIONS - Income, fees and expenses (other than
         class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

         DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and
         distributions paid to shareholders are recorded on the ex-dividend date.

2. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal
Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes.
These differences are due primarily to differing treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of
February 28, 2005, the cost of investment securities for federal income tax purposes was $15,464,513,000.

As of February 28, 2005, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed long-term capital gains                                  $240,114

Gross unrealized appreciation on investment securities                3,563,937

Gross unrealized depreciation on investment securities                 (379,118)

Net unrealized appreciation on investment securities                   3,184,819

At the beginning of the period, the fund had a capital loss carryforward of
$67,938,000 expiring in 2011. The capital loss carryforward was utilized to offset capital gains realized during the current year. During the year ended
February 28, 2005, the fund realized, on a tax basis, a net capital gain of
$442,112,000, which was offset by capital losses of $10,856,000 that were realized during the period November 1, 2003 through February 29, 2004.

During the year ended February 28, 2005, the fund reclassified $8,173,000 from undistributed net investment income to other paid in capital to align financial reporting with tax reporting.

The tax character of distributions paid to shareholders was as follows (dollars
in thousands):

                                                                  YEAR ENDED FEBRUARY 28, 2005

                                                                              LONG-TERM                     TOTAL
Share class                                    ORDINARY INCOME              CAPITAL GAINS             DISTRIBUTIONS PAID
Class A                                            $ 31,410                   $ 89,230                    $ 120,640
Class B                                                   -                      6,795                        6,795
Class C                                                   -                      8,483                        8,483
Class F                                               1,614                      9,563                       11,177
Class 529-A                                             199                      1,359                        1,558
Class 529-B                                               -                        367                          367
Class 529-C                                               -                        486                          486
Class 529-E                                               -                         84                           84
Class 529-F                                               -                         34                           34
Class R-1                                                 -                        140                          140
Class R-2                                                 -                      1,515                        1,515
Class R-3                                                 -                      2,532                        2,532
Class R-4                                                58                        963                        1,021
Class R-5                                             1,065                      1,653                        2,718
Total                                              $ 34,346                  $ 123,204                    $ 157,550

                                                                   YEAR ENDED FEBRUARY 29, 2004

                                                                                LONG-TERM                     TOTAL
Share class                               ORDINARY INCOME                     CAPITAL GAINS            DISTRIBUTIONS PAID
Class A                                             $ 1,750                        $ -                      $ 1,750
Class B                                                   -                          -                            -
Class C                                                   -                          -                            -
Class F                                                 149                          -                          149
Class 529-A                                              27                          -                           27
Class 529-B                                               -                          -                            -
Class 529-C                                               -                          -                            -
Class 529-E                                               -                          -                            -
Class 529-F                                               -(*)                       -                            -(*)
Class R-1                                                 2                          -                            2
Class R-2                                                 1                          -                            1
Class R-3                                                13                          -                           13
Class R-4                                                17                          -                           17
Class R-5                                                40                          -                           40
Total                                               $ 1,999                        $ -                      $ 1,999

(*) Amount less than one thousand.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement
with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.485% on the first $1 billion of daily net assets and decreasing to 0.295% on such assets in excess of $21 billion. During the year ended February 28, 2005, CRMC reduced investment advisory services fees by $1,419,000. As a result, the fee shown on the accompanying financial statements of $53,852,000, which was equivalent to an annualized rate of 0.331%, was reduced to $52,433,000, or 0.322% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

         DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of
         Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the following page. In some cases, the Board of Directors has approved expense amounts lower than plan limits. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

         For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of
         February 28, 2005, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

         SHARE CLASS                                       CURRENTLY APPROVED LIMITS            PLAN LIMITS

         Class A                                                      0.25%                         0.25%

         Class 529-A                                                  0.25                          0.50

         Classes B and 529-B                                          1.00                          1.00

         Classes C, 529-C and R-1                                     1.00                          1.00

         Class R-2                                                    0.75                          1.00

         Classes 529-E and R-3                                        0.50                          0.75

         Classes F, 529-F and R-4                                     0.25                          0.50

         TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with
         AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

         ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and
         B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class
         R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the year ended February 28, 2005,
         CRMC agreed to pay a portion of these fees for classes R-1 and R-2. For the year ended February 28, 2005, the total fees paid by CRMC were
         $3,000 and $384,000 for Class R-1 and Class R-2, respectively.
         Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

         Expenses under the agreements described above for the year ended
         February 28, 2005, were as follows (dollars in thousands):

           SHARE CLASS    DISTRIBUTION    TRANSFER AGENT                     ADMINISTRATIVE SERVICES
                            SERVICES         SERVICES

                                                                     CRMC              TRANSFER AGENT         COMMONWEALTH OF
                                                                ADMINISTRATIVE           SERVICES                VIRGINIA
                                                                   SERVICES                                   ADMINISTRATIVE
                                                                                                                 SERVICES

             Class A         $27,143          $13,228           Not applicable        Not applicable          Not applicable

             Class B          8,678            1,027            Not applicable        Not applicable          Not applicable

             Class C         10,533          Included               $1,580                 $290               Not applicable
                                                in
                                          administrative
                                             services

             Class F          3,035          Included                1,821                  143               Not applicable
                                                in
                                          administrative
                                             services

           Class 529-A         248           Included                 255                    30                     $170
                                                in
                                          administrative
                                             services

           Class 529-B         459           Included                  69                    25                       46
                                                in
                                          administrative
                                             services

           Class 529-C         601           Included                  90                    26                       60
                                                in
                                          administrative
                                             services

           Class 529-E         53            Included                  16                     2                       11
                                                in
                                          administrative
                                             services

           Class 529-F         11            Included                   7                     1                        4
                                                in
                                          administrative
                                             services

            Class R-1          168           Included                 25                     12                Not applicable
                                                in
                                          administrative
                                             services

            Class R-2         1,372          Included                274                    872                Not applicable
                                                in
                                          administrative
                                             services

            Class R-3         1,463          Included                439                    235                Not applicable
                                                in
                                          administrative
                                             services

            Class R-4          276           Included                166                      9                Not applicable
                                                in
                                          administrative
                                             services

            Class R-5    Not applicable      Included                173                      3                Not applicable
                                                in
                                          administrative
                                             services

              Total          $54,040          $14,255               $4,915               $1,648                     $291

DEFERRED DIRECTORS' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation of $312,000, shown on the accompanying financial statements, includes $216,000 in current fees (either paid in cash or deferred) and a net increase of $96,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

4. CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class                                              Sales(1)                  Reinvestments of dividends and distributions
                                                   Amount       Shares                          Amount    Shares
Year ended February 28, 2005
Class A                                            $3,202,015     183,922                    $ 114,988    6,388
Class B                                               287,369      17,026                        6,534      374
Class C                                               508,556      30,182                        8,086      464
Class F                                               685,307      39,475                       10,183      568
Class 529-A                                            96,472       5,534                        1,558       87
Class 529-B                                            18,906       1,111                          367       21
Class 529-C                                            31,213       1,828                          486       27
Class 529-E                                             5,359         309                           84        5
Class 529-F                                             2,679         153                           34        2
Class R-1                                              15,979         932                          140        8
Class R-2                                             142,782       8,330                        1,515       86
Class R-3                                             278,314      16,067                        2,528      141
Class R-4                                             128,491       7,381                        1,021       56
Class R-5                                             173,592       9,718                        2,694      149
Total net increase
   (decrease)                                      $5,577,034     321,968                    $ 150,218    8,376

Year ended February 29, 2004
Class A                                            $2,726,514     175,093                      $ 1,647      109
Class B                                               338,848      22,398                            -        -
Class C                                               490,789      32,153                            -        -
Class F                                               615,346      39,610                          136        9
Class 529-A                                            69,775       4,430                           27        2
Class 529-B                                            18,873       1,229                            -        -
Class 529-C                                            25,276       1,625                            -        -
Class 529-E                                             4,353         280                            -        -
Class 529-F                                             2,470         154                            -        -
Class R-1                                              11,054         723                            2    -*
Class R-2                                             103,559       6,678                            1    -*
Class R-3                                             164,901      10,441                           13    -*
Class R-4                                              56,417       3,704                           17        1
Class R-5                                              64,761       4,102                           40        3
Total net increase
   (decrease)                                      $4,692,936     302,620                      $ 1,883      124

Share class                                                Repurchases(1)                          Net increase
                                                      Amount        Shares                      Amount      Shares
Year ended February 28, 2005
Class A                                         $ (1,447,417)     (83,011)                  $1,869,586     107,299
Class B                                              (75,571)      (4,465)                     218,332      12,935
Class C                                             (135,629)      (8,029)                     381,013      22,617
Class F                                             (206,673)     (11,931)                     488,817      28,112
Class 529-A                                           (8,290)        (475)                      89,740       5,146
Class 529-B                                           (1,433)         (84)                      17,840       1,048
Class 529-C                                           (3,266)        (190)                      28,433       1,665
Class 529-E                                             (783)         (45)                       4,660         269
Class 529-F                                             (404)         (23)                       2,309         132
Class R-1                                             (4,964)        (292)                      11,155         648
Class R-2                                            (35,337)      (2,056)                     108,960       6,360
Class R-3                                            (60,046)      (3,468)                     220,796      12,740
Class R-4                                            (26,875)      (1,543)                     102,637       5,894
Class R-5                                            (34,429)      (1,964)                     141,857       7,903
Total net increase
   (decrease)                                   $ (2,041,117)    (117,576)                  $3,686,135     212,768

Year ended February 29, 2004
Class A                                           $ (941,332)     (61,174)                  $1,786,829     114,028
Class B                                              (41,976)      (2,801)                     296,872      19,597
Class C                                              (61,622)      (4,108)                     429,167      28,045
Class F                                              (95,136)      (6,141)                     520,346      33,478
Class 529-A                                           (3,082)        (195)                      66,720       4,237
Class 529-B                                             (822)         (52)                      18,051       1,177
Class 529-C                                           (1,447)         (92)                      23,829       1,533
Class 529-E                                             (152)         (10)                       4,201         270
Class 529-F                                              (72)          (4)                       2,398         150
Class R-1                                             (1,606)        (101)                       9,450         622
Class R-2                                            (16,479)      (1,084)                      87,081       5,594
Class R-3                                            (22,734)      (1,440)                     142,180       9,001
Class R-4                                             (8,358)        (522)                      48,076       3,183
Class R-5                                            (15,734)        (987)                      49,067       3,118
Total net increase
   (decrease)                                   $ (1,210,552)     (78,711)                  $3,484,267     224,033

(*)  Amount less than one thousand.

(1)  Includes exchanges between share classes of the fund.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $5,037,331,000 and $2,085,211,000, respectively, during the year ended February 28, 2005.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended February 28, 2005, the custodian fee of $111,000, shown on the accompanying financial statements, includes $17,000 that was offset by this reduction, rather than paid in cash.

FINANCIAL HIGHLIGHTS(1)

                                                                               Income (loss) from investment operations(2)
                                                                                                                  Net
                                                  Net asset                                     gains (losses)
                                                    value,                Net                   on securities          Total from
                                                  beginning           investment                (both realized         investment
                                                  of period          income (loss)             and unrealized)         operations
Class A:
 Year ended 2/28/2005                               $17.50               $.06                        $.63                 $.69
 Year ended 2/29/2004                                12.78                .02                        4.70                 4.72
 Year ended 2/28/2003                                15.29                .03                       (2.42)               (2.39)
 Year ended 2/28/2002                                17.24                .09                       (1.24)               (1.15)
 Year ended 2/28/2001                                19.00                .22                        .38                  .60
Class B:
 Year ended 2/28/2005                                17.07               (.07)                       .61                  .54
 Year ended 2/29/2004                                12.56               (.10)                       4.61                 4.51
 Year ended 2/28/2003                                15.12               (.07)                      (2.39)               (2.46)
 Year ended 2/28/2002                                17.14               (.04)                      (1.23)               (1.27)
 Period from 3/15/2000 to 2/28/2001                  19.06                .09                        .31                  .40
Class C:
 Year ended 2/28/2005                                16.99               (.08)                       .61                  .53
 Year ended 2/29/2004                                12.51               (.11)                       4.59                 4.48
 Year ended 2/28/2003                                15.07               (.07)                      (2.39)               (2.46)
 Period from 3/15/2001 to 2/28/2002                  16.50               (.07)                      (.59)                (.66)
Class F:
 Year ended 2/28/2005                                17.41                .06                        .62                  .68
 Year ended 2/29/2004                                12.73                .01                        4.67                 4.68
 Year ended 2/28/2003                                15.25                .03                       (2.41)               (2.38)
 Period from 3/16/2001 to 2/28/2002                  16.34                .05                       (.33)                (.28)
Class 529-A:
 Year ended 2/28/2005                                17.46                .06                        .62                  .68
 Year ended 2/29/2004                                12.76                .01                        4.70                 4.71
 Year ended 2/28/2003                                15.29                .04                       (2.43)               (2.39)
 Period from 2/15/2002 to 2/28/2002                  15.48                .01                       (.20)                (.19)
Class 529-B:
 Year ended 2/28/2005                                17.20               (.10)                       .61                  .51
 Year ended 2/29/2004                                12.68               (.13)                       4.65                 4.52
 Year ended 2/28/2003                                15.28               (.08)                      (2.42)               (2.50)
 Period from 2/19/2002 to 2/28/2002                  15.21                 - (5)                     .07                  .07
Class 529-C:
 Year ended 2/28/2005                                17.21               (.10)                       .61                  .51
 Year ended 2/29/2004                                12.68               (.13)                       4.66                 4.53
 Year ended 2/28/2003                                15.28               (.08)                      (2.42)               (2.50)
 Period from 2/19/2002 to 2/28/2002                  15.21                 - (5)                     .07                  .07
Class 529-E:
 Year ended 2/28/2005                                17.37               (.01)                       .62                  .61
 Year ended 2/29/2004                                12.73               (.05)                       4.69                 4.64
 Period from 3/7/2002 to 2/28/2003                   16.08               (.01)                      (3.22)               (3.23)
Class 529-F:
 Year ended 2/28/2005                                17.46                .04                        .62                  .66
 Year ended 2/29/2004                                12.78               (.01)                       4.69                 4.68
 Period from 9/17/2002 to 2/28/2003                  12.80                .01                          - (5)              .01
Class R-1:
 Year ended 2/28/2005                                17.28               (.08)                        .62                  .54
 Year ended 2/29/2004                                12.73               (.12)                       4.68                 4.56
 Period from 6/26/2002 to 2/28/2003                  13.96               (.04)                      (1.19)               (1.23)
Class R-2:
 Year ended 2/28/2005                                17.26               (.07)                       .60                  .53
 Year ended 2/29/2004                                12.71               (.11)                       4.66                 4.55
 Period from 5/21/2002 to 2/28/2003                  15.51               (.05)                      (2.63)               (2.68)
Class R-3:
 Year ended 2/28/2005                                17.37                 - (5)                     .62                  .62
 Year ended 2/29/2004                                12.75               (.05)                       4.67                 4.62
 Period from 6/4/2002 to 2/28/2003                   15.06               (.01)                      (2.17)               (2.18)
Class R-4:
 Year ended 2/28/2005                                17.45                .06                        .62                  .68
 Year ended 2/29/2004                                12.76                .01                        4.69                 4.70
 Period from 5/20/2002 to 2/28/2003                  15.67                .02                       (2.78)               (2.76)
Class R-5:
 Year ended 2/28/2005                                17.54                .11                        .63                  .74
 Year ended 2/29/2004                                12.78                .06                        4.71                 4.77
 Period from 5/15/2002 to 2/28/2003                  15.72                .06                       (2.85)               (2.79)

                                                           Dividends and distributions

                                                Dividends
                                                (from net       Distributions            Total            Net asset
                                                investment      (from capital        dividends and        value, end        Total
                                                 income)            gains)           distributions        of period      return (3)
Class A:
 Year ended 2/28/2005                             $(.04)            $(.13)               $(.17)             $18.02            3.94%
 Year ended 2/29/2004                                -(5)               -                    -(5)            17.50           36.96
 Year ended 2/28/2003                             (.02)              (.10)                (.12)              12.78          (15.70)
 Year ended 2/28/2002                             (.09)              (.71)                (.80)              15.29           (7.08)
 Year ended 2/28/2001                             (.10)             (2.26)               (2.36)              17.24            3.03
Class B:
 Year ended 2/28/2005                                -               (.13)                (.13)              17.48            3.13
 Year ended 2/29/2004                                -                  -                    -               17.07           35.91
 Year ended 2/28/2003                                -               (.10)                (.10)              12.56          (16.36)
 Year ended 2/28/2002                             (.04)              (.71)                (.75)              15.12           (7.82)
 Period from 3/15/2000 to 2/28/2001               (.06)             (2.26)               (2.32)              17.14            1.93
Class C:
 Year ended 2/28/2005                                -               (.13)                (.13)              17.39            3.09
 Year ended 2/29/2004                                -                  -                    -               16.99           35.81
 Year ended 2/28/2003                                -               (.10)                (.10)              12.51          (16.42)
 Period from 3/15/2001 to 2/28/2002               (.06)              (.71)                (.77)              15.07           (4.44)
Class F:
 Year ended 2/28/2005                             (.02)              (.13)                (.15)              17.94            3.88
 Year ended 2/29/2004                                -(5)               -                    -(5)            17.41           36.81
 Year ended 2/28/2003                             (.04)              (.10)                (.14)              12.73          (15.74)
 Period from 3/16/2001 to 2/28/2002               (.10)              (.71)                (.81)              15.25           (2.12)
Class 529-A:
 Year ended 2/28/2005                             (.02)              (.13)                (.15)              17.99            3.86
 Year ended 2/29/2004                             (.01)                 -                 (.01)              17.46           36.90
 Year ended 2/28/2003                             (.04)              (.10)                (.14)              12.76          (15.73)
 Period from 2/15/2002 to 2/28/2002                  -                  -                    -               15.29           (1.23)
Class 529-B:
 Year ended 2/28/2005                                -               (.13)                (.13)              17.58           2.94
 Year ended 2/29/2004                                -                  -                    -               17.20           35.65
 Year ended 2/28/2003                                -               (.10)                (.10)              12.68          (16.45)
 Period from 2/19/2002 to 2/28/2002                  -                  -                    -               15.28            .46
Class 529-C:
 Year ended 2/28/2005                                -               (.13)                (.13)              17.59           2.93
 Year ended 2/29/2004                                -                  -                    -               17.21           35.72
 Year ended 2/28/2003                                -               (.10)                (.10)              12.68          (16.45)
 Period from 2/19/2002 to 2/28/2002                  -                  -                    -               15.28            .46
Class 529-E:
 Year ended 2/28/2005                                -               (.13)                (.13)              17.85           3.48
 Year ended 2/29/2004                                -                  -                    -               17.37           36.45
 Period from 3/7/2002 to 2/28/2003                (.02)              (.10)                (.12)              12.73          (20.18)
Class 529-F:
 Year ended 2/28/2005                                -               (.13)                (.13)              17.99            3.75
 Year ended 2/29/2004                                -(5)               -                    -(5)            17.46           36.66
 Period from 9/17/2002 to 2/28/2003               (.03)                 -                 (.03)              12.78             .05
Class R-1:
 Year ended 2/28/2005                               $ -             $(.13)               $(.13)             $17.69            3.09%
 Year ended 2/29/2004                             (.01)                 -                 (.01)              17.28           35.81
 Period from 6/26/2002 to 2/28/2003                  -                  -                    -               12.73           (8.81)
Class R-2:
 Year ended 2/28/2005                                -               (.13)                (.13)              17.66            3.04
 Year ended 2/29/2004                                -5)                -                    -(5)            17.26           35.80
 Period from 5/21/2002 to 2/28/2003               (.02)              (.10)                (.12)              12.71          (17.37)
Class R-3:
 Year ended 2/28/2005                                -               (.13)                (.13)              17.86            3.54
 Year ended 2/29/2004                                -(5)               -                    -(5)            17.37           36.27
 Period from 6/4/2002 to 2/28/2003                (.03)              (.10)                (.13)              12.75          (14.58)
Class R-4:
 Year ended 2/28/2005                             (.01)              (.13)                (.14)              17.99            3.85
 Year ended 2/29/2004                             (.01)                 -                 (.01)              17.45           36.84
 Period from 5/20/2002 to 2/28/2003               (.05)              (.10)                (.15)              12.76          (17.74)
Class R-5:
 Year ended 2/28/2005                             (.08)              (.13)                (.21)              18.07            ,4.20
 Year ended 2/29/2004                             (.01)                 -                 (.01)              17.54           37.32
 Period from 5/15/2002 to 2/28/2003               (.05)              (.10)                (.15)              12.78          (17.83)

                                                                 Ratio of expenses        Ratio of expenses
                                                                   to average net           to average net            Ratio of
                                              Net assets,          assets before             assets after         net income (loss)
                                             end of period        reimbursements/           reimbursements/          to average
                                             (in millions)            waivers                   waivers(4)           net assets
Class A:
 Year ended 2/28/2005                          $13,350                  .69%                      .68%                   .36%
 Year ended 2/29/2004                           11,086                  .73                       .73                    .11
 Year ended 2/28/2003                            6,641                  .77                       .77                    .25
 Year ended 2/28/2002                            7,356                  .71                       .71                    .58
 Year ended 2/28/2001                            7,417                  .67                       .67                   1.18
Class B:
 Year ended 2/28/2005                             984                   1.48                     1.47                   (.41)
 Year ended 2/29/2004                             740                   1.50                     1.50                   (.66)
 Year ended 2/28/2003                             299                   1.55                     1.55                   (.52)
 Year ended 2/28/2002                             174                   1.49                     1.49                   (.27)
 Period from 3/15/2000 to 2/28/2001               41                    1.47(6)                  1.47(6)                 .50(6)
Class C:
 Year ended 2/28/2005                            1,262                  1.54                     1.53                   (.47)
 Year ended 2/29/2004                             849                   1.56                     1.56                   (.73)
 Year ended 2/28/2003                             274                   1.59                     1.59                   (.55)
 Period from 3/15/2001 to 2/28/2002               112                   1.61(6)                  1.61(6)                (.46)(6)
Class F:
 Year ended 2/28/2005                            1,513                  .76                       .75                    .31
 Year ended 2/29/2004                             978                   .78                       .78                    .05
 Year ended 2/28/2003                             289                   .82                       .82                    .22
 Period from 3/16/2001 to 2/28/2002               131                   .84(6)                    .84(6)                 .31(6)
Class 529-A:
 Year ended 2/28/2005                             224                   .77                       .76                    .31
 Year ended 2/29/2004                             128                   .77                       .77                    .06
 Year ended 2/28/2003                             39                    .78                       .78                    .28
 Period from 2/15/2002 to 2/28/2002                1                    .03                       .03                    .03
Class 529-B:
 Year ended 2/28/2005                             56                    1.66                     1.65                   (.59)
 Year ended 2/29/2004                             37                    1.68                     1.68                   (.85)
 Year ended 2/28/2003                             12                    1.71                     1.71                   (.65)
 Period from 2/19/2002 to 2/28/2002                -(7)                  .04                      .04                      -(8)
Class 529-C:
 Year ended 2/28/2005                             76                    1.65                     1.64                   (.58)
 Year ended 2/29/2004                             46                    1.67                     1.67                   (.84)
 Year ended 2/28/2003                             14                    1.69                     1.69                   (.63)
 Period from 2/19/2002 to 2/28/2002                -(7)                  .04                      .04                      -(8)
Class 529-E:
 Year ended 2/28/2005                             14                    1.13                     1.12                   (.05)
 Year ended 2/29/2004                              8                    1.14                     1.14                   (.31)
 Period from 3/7/2002 to 2/28/2003                 3                    1.16(6)                  1.16(6)                (.09)(6)
Class 529-F:
 Year ended 2/28/2005                              6                    .88                       .87                    .20
 Year ended 2/29/2004                              3                    .89                       .89                   (.07)
 Period from 9/17/2002 to 2/28/2003                -(7)                 .40                       .40                    .07
Class R-1:
 Year ended 2/28/2005                             $23                  1.57%                     1.54%                  (.47)%
 Year ended 2/29/2004                             12                    1.60                     1.57                   (.75)
 Period from 6/26/2002 to 2/28/2003                1                    3.01(6)                  1.58(6)                (.49)(6)
Class R-2:
 Year ended 2/28/2005                             245                   1.73                     1.51                   (.43)
 Year ended 2/29/2004                             130                   1.91                     1.53                   (.70)
 Period from 5/21/2002 to 2/28/2003               25                    2.21(6)                  1.54(6)                (.46)(6)
Class R-3:
 Year ended 2/28/2005                             421                   1.08                     1.07                    .01
 Year ended 2/29/2004                             189                   1.16                     1.15                   (.32)
 Period from 6/4/2002 to 2/28/2003                24                    1.29(6)                  1.16(6)                (.09)(6)
Class R-4:
 Year ended 2/28/2005                             168                   .76                       .75                    .35
 Year ended 2/29/2004                             60                    .78                       .78                    .05
 Period from 5/20/2002 to 2/28/2003                3                    .95(6)                    .81(6)                 .24(6)
Class R-5:
 Year ended 2/28/2005                             274                   .45                       .44                    .62
 Year ended 2/29/2004                             127                   .47                       .47                    .37
 Period from 5/15/2002 to 2/28/2003               53                    .48(6)                    .48(6)                 .58(6)

                                                                      Year ended February 28 or 29
                                                           2005        2004       2003       2002        2001

Portfolio turnover rate for all classes of shares          16%         17%        18%        25%         39%

(1)  Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.

(2)  Based on average shares outstanding.

(3)  Total returns exclude all sales charges, including contingent deferred sales charges.

(4)  The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During the year ended 2/28/2005, CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes
     (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.

(5)  Amount less than one cent.

(6)  Annualized.

(7)  Amount less than $1 million.

(8)  Amount less than .01 percent.

See Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AMCAP Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of AMCAP
Fund, Inc. (the "Fund"), including the investment portfolio, as of February 28,
2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
American Balanced Fund, Inc. as of February 28, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
April 13, 2005
Costa Mesa, CA

TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund's fiscal year ending February 28, 2005.

During the fiscal year ended, the fund paid a long-term capital gain distribution of $123,204,000.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. The fund designates 100% of the dividends received as qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. The fund designates 100% of dividends received as qualified dividend income.

For state tax purposes, certain states may exempt from income taxation that portion of the income dividends paid by the fund that were derived from direct
U.S. government obligations. The fund designates $1,554,000 as interest derived on direct U.S. government obligations.

INDIVIDUAL SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX
INFORMATION WHICH WILL BE MAILED IN JANUARY 2006 TO DETERMINE THE CALENDAR YEAR
AMOUNTS TO BE INCLUDED ON THEIR 2005 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT
THEIR TAX ADVISERS.